(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                               ABS NEW TRANSACTION


                             COMPUTATIONAL MATERIALS

                         $[1,282,448,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4



                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE




                                  JUNE 7, 2004


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.


Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.


Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                                   TERM SHEET
                                  JUNE 7, 2004

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC4
                         $[1,282,448,000] (APPROXIMATE)
                               SUBJECT TO REVISION


                                                 WAL (YRS)      PAYMENT WINDOW
      CLASS        APPROX                        (CALL(6)/         (CALL(6)/
                  SIZE ($)          COUPON       MATURITY )        MATURITY)      PAYMENT DELAY
CLASS A-1A      588,512,000        Information Not Provided Hereby

CLASS A-1B       30,974,000    LIBOR + [ ] (1),  2.23 / 2.45    1 - 79 / 1 - 180        0
                                      (2)
CLASS A-2B1     229,261,000    LIBOR + [ ] (1),  1.00 / 1.00     1 - 21 / 1 - 21        0
                                      (2)
CLASS A-2B2     163,123,000    LIBOR + [ ] (1),  3.00 / 3.00   21 - 75 / 21 - 75        0
                                      (2)
CLASS A-2B3      34,423,000    LIBOR + [ ] (1),  6.60 / 9.13  75 - 79 / 75 - 176        0
                                      (2)
CLASS S (3)   1,282,448,000     2.25%-LIBOR(4)   2.66 / 2.92        NA / NA             0

CLASS M-1        88,558,000    LIBOR + [ ] (1),  4.75 / 5.28  43 - 79 / 43 - 160        0
                                      (5)
CLASS M-2        72,158,000    LIBOR + [ ] (1),  4.58 / 5.06  39 - 79 / 39 - 143        0
                                      (5)
CLASS M-3        22,959,000    LIBOR + [ ] (1),  4.52 / 4.92  39 - 79 / 39 - 122        0
                                      (5)
CLASS B-1        19,680,000    LIBOR + [ ] (1),  4.50 / 4.83  38 - 79 / 38 - 113        0
                                      (5)
CLASS B-2        13,120,000    LIBOR + [ ] (1),  4.49 / 4.74  38 - 79 / 38 - 102        0
                                      (5)
CLASS B-3        19,680,000    LIBOR + [ ] (1),  4.47 / 4.56   37 - 79 / 37 - 94        0
                                      (5)
CLASS B-4 (8)    17,712,000     5.00% (1)        4.05 / 4.05   37 - 75 / 37 - 75       24
              -------------
TOTAL:        1,300,160,000
              =============

                            EXPECTED
      CLASS    INTEREST       FINAL        STATED FINAL   EXPECTED RATINGS
               ACCRUAL      MATURITY (6)   MATURITY (7)   (MOODY'S / S&P)
CLASS A-1A             Information Not Provided Hereby        Aaa/AAA

CLASS A-1B    Actual/360      Jan-2011       Apr-2035        [Aa1]/AAA

CLASS A-2B1   Actual/360      Mar-2006       Apr-2035         Aaa/AAA

CLASS A-2B2   Actual/360      Sep-2010       Apr-2035         Aaa/AAA

CLASS A-2B3   Actual/360      Jan-2011       Apr-2035         Aaa/AAA

CLASS S (3)   Actual/360         NA            N/A            Aaa/AAA

CLASS M-1     Actual/360      Jan-2011       Apr-2035         Aa2/AA+

CLASS M-2     Actual/360      Jan-2011       Apr-2035          A2/AA

CLASS M-3     Actual/360      Jan-2011       Apr-2035          A3/A+

CLASS B-1     Actual/360      Jan-2011       Apr-2035          Baa1/A

CLASS B-2     Actual/360      Jan-2011       Apr-2035        Baa2/BBB+

CLASS B-3     Actual/360      Jan-2011       Apr-2035         Baa3/BBB

CLASS B-4 (8)   30/360        Sep-2010       Apr-2035         Ba1/BB+

TOTAL:



1)   Subject to the Available Funds Cap and the Maximum Rate Cap

2) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class A-1A, Class A-1B, Class A-2B1, Class A-2B2 and Class A-2B3 Certificates will increase to 2x its respective margin.

3) The Class S Certificates will be interest-only certificates and will not receive any principal payments, but will accrue interest on the Class S notional balance, which, with respect to any distribution date, will equal the aggregate outstanding principal balance of the Offered Certificates.

4) The Class S Certificate pass-through rate with respect to any Distribution Date will be equal to the greater of (i) 2.25% minus One-Month LIBOR for such Distribution Date and (ii) zero; provided, however, that where the predetermined fixed rate specified in clause (i) exceeds One-Month LIBOR for a Distribution Date, the rate on the Class S Certificates with respect to the portion of the notional balance of the Class S Certificates that corresponds to each class of Offered Certificates will be subject to a cap equal to the excess of (i) the product of (x) the Net WAC and (y) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period over (ii) One-Month LIBOR plus the applicable margin for such class of Offered Certificates. For the first Distribution Date only, the rate described in clause (ii) of the preceding sentence will be adjusted to reflect the length of the initial accrual period of the Offered Certificates.

5) If the 10% optional termination is not exercised on the first Distribution Date on which it is exercisable, the margin on each of the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2 and Class B-3 Certificates will increase to 1.5x its respective margin.

6) The Certificates will be priced at 20% HEP for the fixed rate mortgage loans and at 100% PPC (2% CPR in month 1, building linearly (rounded to the nearest hundredth) to 30% CPR in month 12, remaining at 30% CPR until month 22, 50% CPR, from month 23 to month 27, and 35% CPR in month 28 and thereafter) for the adjustable rate mortgage loans. Assumes 10% optional termination occurs.

7)   Latest maturity date for any mortgage loan plus one year.

8) The Class B-4 Certificates will be privately placed. All information presented herein with respect to the Class B-4 Certificates is solely to assist your understanding of the Offered Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                                    CONTACTS


MBS/ABS TRADING/SYNDICATE
Scott Soltas                       212-449-3659        scott_soltas@ml.com
Vince Mora                         212-449-1437        vince_morajr@ml.com
Charles Sorrentino                 212-449-3659        charles_sorrentino@ml.com

GLOBAL ASSET BACKED FINANCE
Matt Whalen                        212-449-0752        matthew_whalen@ml.com
Tom Saywell                        212-449-2122        tom_saywell@ml.com
Paul Park                          212-449-6380        paul_park@ml.com
Alan Chan                          212-449-8140        alan_chan@ml.com
Fred Hubert                        212-449-5071        fred_hubert@ml.com
Alice Chu                          212-449-1701        alice_chu@ml.com
Sonia Lee                          212-449-5067        sonia_lee@ml.com
Amanda de Zutter                   212-449-0425        amanda_dezutter@ml.com

MOODY'S
Wen Zhang                          212-553-7710        wen_zhang@moodys.com

STANDARD & POOR'S
Kyle Beauchamp                     212-438-2000        kyle_beauchamp@sandp.com


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4



TITLE OF CERTIFICATES         Merrill Lynch Mortgage Investors, Inc., Mortgage
                              Loan Asset-Backed Certificates Series 2004-WMC4, consisting of:

                              Class A-1A and Class A-1B Certificates
                              (collectively, the "Class A-1 Certificates"), Class A-2B1, Class A-2B2, and Class A-2B3 Certificates (collectively, the "Class A-2 Certificates", and together with the Class A-1 Certificates, the "Class A Certificates"), Class S Certificates (together with the Class A Certificates, the "Senior Certificates"), Class M-1, Class M-2, and Class M-3 Certificates (collectively, the "Class M Certificates"), and Class B-1, Class B-2, Class B-3 and Class B-4 Certificates (collectively, the "Class B Certificates") The Senior Certificates, the Class M Certificates and the Class B Certificates (other than the Class B-4 Certificates) are collectively known as the "Offered Certificates". The Class M and Class B Certificates are collectively known as the "Subordinate Certificates".

UNDERWRITERS                  Merrill Lynch, Pierce, Fenner & Smith
                              Incorporated, Countrywide Securities Corporation, and J.P. Morgan Securities Inc.

DEPOSITOR                     Merrill Lynch Mortgage Investors, Inc.

SELLER                        Merrill Lynch Mortgage Capital Inc.

ORIGINATOR                    WMC Mortgage Corp.

SERVICER                      HomEq Servicing Corporation

TRUSTEE                       Wells Fargo Bank, N.A.

CUT-OFF DATE                  June 1, 2004

PRICING DATE                  On or about June [3], 2004

CLOSING DATE                  On or about June [15], 2004

DISTRIBUTION DATES            Distribution of principal and interest on the
                              Certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter, commencing in July 2004.

ERISA CONSIDERATIONS          The Offered Certificates will be ERISA eligible as
                              of the Closing Date. However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue
                              Code of an ERISA Plan's acquisition and ownership of such Offered Certificates.

LEGAL INVESTMENT              The Offered Certificates will not constitute
                              "mortgage-related securities" for the purposes of SMMEA.

TAX STATUS                    For federal income tax purposes, the Trust Fund
                              will include two or more segregated asset pools, with respect to which elections will be made to treat each as a "real estate mortgage investment conduit" ("REMIC").


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4



OPTIONAL TERMINATION          The Trustee will be required to effect an auction
                              of the assets of the Trust Fund when the aggregate stated principal balance of the Mortgage Loans is less than or equal to 10% of the aggregate stated principal balance of the Mortgage Loans as of the Cut-Off Date. The auction will be effected via a solicitation of bids from at least three bidders.
                              Any such auction will result in the termination of the Trust Fund only if the highest bid received is at least equal to the sum of (i) the aggregate outstanding principal balance of the Certificates, plus accrued interest on the Certificates, (ii) any unreimbursed out-of-pocket costs and expenses and the principal portion of Advances, in each case previously incurred by the Servicer in the performance of its servicing obligations, (iii) certain amounts described in the Prospectus
                              Supplement, and (iv) the costs incurred by the Trustee in connection with such auction.

MORTGAGE LOANS Fixed rate and adjustable rate, first and second lien, sub-prime Mortgage Loans having an aggregate stated principal balance as of the Cut-Off Date of approximately $1,311,966,751 originated by WMC.

                              The mortgage pool will consist of fixed rate and adjustable rate mortgage loans ("Mortgage Loans") that were purchased from WMC Mortgage Corp. and will be serviced by HomEq Servicing Corporation. The mortgage pool will be divided into two groups referred to as Group A and Group B. Group A will consist of fixed rate and adjustable rate mortgage loans that had a principal balance at origination of no more than $333,700 if a single-unit property (or $500,550 if the property is located in Hawaii or Alaska), $427,150 if a two-unit property (or $640,725 if the property is located in Hawaii or Alaska), $516,300 if a three-unit property (or $774,450 if the property is located in Hawaii or Alaska), or $641,650 if a four-unit property (or $962,475 if the property is located in Hawaii or Alaska) and second lien fixed rate mortgage loans that had a principal balance at origination of no more than $166,850 (or $250,275 if the property is located in Hawaii or Alaska). Group B will consist of fixed rate and adjustable rate mortgage loans that had principal balances at origination that may or may not conform to the criteria specified above for mortgage loans included in Group A.

TOTAL DEAL SIZE               Approximately [$1,300,160,000]

ADMINISTRATIVE FEES           The Servicer will be paid fees aggregating 50 bps
                              per annum (payable monthly) on the stated principal balance of the Mortgage Loans.

CREDIT ENHANCEMENTS           1.       Excess interest
                              2.       Over-Collateralization
                              3.       Subordination

EXCESS INTEREST               Excess interest cashflow will be available as
                              credit enhancement.

OVER-COLLATERALIZATION        The over-collateralization ("O/C") amount is equal
                              to the excess of the aggregate principal balance of the Mortgage Loans over the aggregate principal balance of the Certificates. On the Closing Date, the over-collateralization amount will equal approximately [0.90]% of the aggregate principal balance of the Mortgage Loans. To the extent the over-collateralization amount is reduced below the over-collateralization target amount (i.e.,
                              [0.90]% of the aggregate principal balance of the Mortgage Loans as of the Closing Date), excess cashflow will be directed to build O/C until the over-collateralization target amount is restored.

                              Initial: Approximately [0.90]% of original balance
                              Target:  [0.90]% of original balance before
                                       stepdown, [1.80]% of current balance
                                       after stepdown
                              Floor:   0.50% of original balance

                              (PRELIMINARY AND SUBJECT TO REVISION)


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


SUBORDINATION (1):             CLASSES               RATING (M/S)           SUBORDINATION
                               -------               ------------           -------------
                              Class A                   Aaa/AAA                20.25%
                              Class M-1                 Aa2/AA+                13.50%
                              Class M-2                  A2/AA                  8.00%
                              Class M-3                  A3/A+                  6.25%
                              Class B-1                 Baa1/A                  4.75%
                              Class B-2                Baa2/BBB+                3.75%
                              Class B-3                Baa3/BBB                 2.25%
                              Class B-4                 Ba1/BB+                 0.90%

CLASS SIZES:                   CLASSES               RATING (M/S)            CLASS SIZES
                               -------               ------------            -----------
                              Class A                   Aaa/AAA                79.75%
                              Class M-1                 Aa2/AA+                 6.75%
                              Class M-2                  A2/AA                  5.50%
                              Class M-3                  A3/A+                  1.75%
                              Class B-1                 Baa1/A                  1.50%
                              Class B-2                Baa2/BBB+                1.00%
                              Class B-3                Baa3/BBB                 1.50%
                              Class B-4                 Ba1/BB+                 1.35%

INTEREST ACCRUAL              For the Offered Certificates, interest will
                              initially accrue from the Closing Date to (but excluding) the first Distribution Date, and thereafter, from the prior Distribution Date to (but excluding) the current Distribution Date. For the Class B-4 Certificates interest will accrue during the calendar month preceding the month of distribution.

COUPON STEP UP                If the 10% optional termination does not occur on
                              the first distribution date on which it is possible, (i) the margin on each of the Class A
                              Certificates will increase to 2x its respective margin, and (ii) the margin on each of the Class M and Class B Certificates (other than the Class B-4
                              Certificates) will increase to 1.5x its respective margin.

AVAILABLE FUNDS CAP           The pass-through rates of the Offered Certificates
                              (other than the Class S Certificates) on each Distribution Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. The pass-through rate of the Class B-4 Certificates on each Distribution
                              Date will be subject to the "Available Funds Cap" which is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates immediately prior to such
                              Distribution Date. Reimbursement for shortfalls arising as a result of the application of the Available Funds Cap will be paid only on a subordinated basis. "Net Mortgage Rate" means, with respect to any mortgage loan the mortgage rate less the administrative fees.

CAP CONTRACT                  The trust fund will own a one-month LIBOR cap
                              contract purchased for the benefit of the Certificates. The trust fund will receive a payment under the cap contract with respect to any Distribution Date on which one-month LIBOR
                              (subject to a cap equal to 8.900% per annum) exceeds the lower collar with respect to such Distribution Date shown in the table appearing on page 41. Payments received on the cap contract will be available to pay interest to the holders of the Offered Certificates (other than the Class
                              S Certificates) and the Class B-4 Certificates, up to the amount of interest shortfalls on such certificates to the extent attributable to rates in excess of the Available Funds Cap, as described herein (except to the extent attributable to the fact that Realized Losses are not allocated to the Class A Certificates after the Subordinate
                              Certificates have been written down to zero).

(1) The subordination includes the initial over-collateralization level of approximately 0.90%.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


MAXIMUM RATE CAP              The pass-through rates of the Offered Certificates
                              (other than the Class S Certificates) and the Class B-4 Certificates will also be subject to the "Maximum Rate Cap". For the Offered Certificates
                              (other than the Class S Certificates), the Maximum
                              Rate Cap is a per annum rate equal to, on each distribution date, the product of (i) 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date and (ii) a fraction, the numerator of which is 30 and the denominator of which is the actual number of days in the related accrual period. For the Class B-4
                              Certificates, the Maximum Rate Cap is a per annum rate equal to, on each distribution date, the product of 12 times the quotient obtained by dividing (x) the aggregate scheduled interest that would have been due on the Mortgage Loans during the related due period had the adjustable rate
                              Mortgage Loans provided for interest at their net maximum lifetime mortgage rates and at the net mortgage rates on the fixed rate Mortgage Loans by
                              (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution
                              Date. Any interest shortfall due to the Maximum
                              Rate Cap will not be reimbursed.

NET WAC For any Distribution Date, a per annum rate equal to 12 times the quotient obtained by dividing (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, by (y) the aggregate stated principal balance of the Mortgage Loans as of the preceding Distribution Date.

SHORTFALL REIMBURSEMENT       If on any Distribution Date the pass-through rate
                              is limited by the Available Funds Cap, the amount of such interest that would have been distributed if the pass-through rate had not been so limited by the Available Funds Cap, up to but not exceeding the greater of (i) the Maximum Rate Cap and (ii) the lesser of (A) One Month LIBOR and (B)
                              8.900% per annum (which is the rate shown under the heading, "1ML Strike, Upper Collar" in the table entitled "One Month LIBOR Cap Table" shown on page 41), and the aggregate of such shortfalls from previous Distribution Dates together with accrued interest at the pass-through rate will be carried over to the next Distribution Date until paid (herein referred to as "Carryover"). Such reimbursement will be paid only on a subordinated basis. No such Carryover with respect to a Class will be paid to such Class once the Certificate principal balance thereof has been reduced to zero.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


CASHFLOW PRIORITY             1.    Servicing Fees.
                              2.    Available interest funds, as follows:
                                    monthly interest, including any unpaid
                                    monthly interest from prior months,
                                    concurrently, to the Senior Certificates;
                                    then monthly interest, including any unpaid monthly interest from prior months, to the Class M-1 Certificates, then to the Class
                                    M-2 Certificates, then to the Class M-3
                                    Certificates, then to the Class B-1
                                    Certificates, then to the Class B-2
                                    Certificates, then to the Class B-3
                                    Certificates, and then to the Class B-4
                                    Certificates.
                              3.    Available principal funds, as follows:
                                    monthly principal to the Class A
                                    Certificates as described under "PRINCIPAL
                                    PAYDOWN", then monthly principal to the
                                    Class M-1 Certificates, then monthly
                                    principal to the Class M-2 Certificates, then monthly principal to the Class M-3
                                    Certificates, then monthly principal to the Class B-1 Certificates, then monthly principal to the Class B-2 Certificates, then monthly principal to the Class B-3
                                    Certificates, and then monthly principal to the Class B-4 Certificates, in each case as described under "PRINCIPAL PAYDOWN."
                              4.    Excess interest in the order as described
                                    under "PRINCIPAL PAYDOWN" if necessary to restore O/C to the required level.
                              5.    Excess interest to pay subordinate principal
                                    shortfalls.
                              6.    Excess interest to pay Carryover resulting
                                    from imposition of the Available Funds Cap.
                              7.    Any remaining amount will be paid in
                                    accordance with the Pooling and Servicing
                                    Agreement and will not be available for
                                    payment to holders of the Offered
                                    Certificates.

                              Payments received on the Cap Contract will only be available to the Certificates to pay amounts in respect of Carryovers other than any Carryovers resulting from the fact that realized losses are not allocated to the Class A Certificates after the Class M and Class B Certificates have been written down to zero. Any excess of amounts received on the Cap Contract over amounts needed to pay such Carryovers on the Certificates will be distributed in respect of other classes of certificates not described herein.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


PRINCIPAL PAYDOWN


IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS NOT MET:

      1) The Group A Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-1 Certificates.

      2) The Group B Principal Distribution Percentage of (i) scheduled and unscheduled principal received from the Mortgage Loans and (ii) excess spread to the extent distributable as principal to replenish O/C to the required level will be paid to the Class A-2 Certificates.

     Group A Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group A mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Group B Principal Distribution Percentage means with respect to any Distribution Date, the fraction expressed as a percentage, the numerator of which is the amount of scheduled and unscheduled principal received with respect to Group B mortgage loans and distributable on such Distribution Date, and the denominator of which is the amount of scheduled and unscheduled principal received from all of the Mortgage Loans and distributable on such Distribution Date.

     Principal distributions allocated to the Class A-1 Certificates will be distributed pro rata between the Class A-1A and Class A-1B Certificates, or if the Certificate principal balance of the Class A-1A Certificates has been reduced to zero, solely to the Class A-1B Certificates. Notwithstanding the foregoing, on any Distribution Date following the Distribution Date on which the aggregate Certificate principal balance of the Subordinate Certificates has been reduced to zero, principal distributions to the Class A-1 Certificates will be allocated first to the Class A-1A Certificates, until their Class Certificate Balance has been reduced to zero, and then to the Class A-1B Certificates, until their Class Certificate Balance has been reduced to zero.

     Principal distributions allocated to the Class A-2 Certificates will be distributed to the Class A-2B1 Certificates until the Certificate principal balance thereof has been reduced to zero, then to the Class A-2B2 Certificates until the Certificate principal balance thereof has been reduced to zero and then to the Class A-2B3 Certificates until the Certificate principal balance thereof has been reduced to zero.

     After the Certificate principal balance of either the Class A-1 or Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) or (2) above, as applicable, will be distributed to the Class A-1 or Class A-2 Certificates (i.e., whichever such class or classes remain outstanding), as the case may be. After the aggregate Certificate principal balance of both the Class A-1 and Class A-2 Certificates has been reduced to zero, the amounts remaining referred to in (1) and (2) above will be distributed sequentially to the Class M-1, Class M-2, Class M-3, Class B-1, Class B-2, Class B-3, and Class B-4 Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4

IF THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET:

All Certificates will be entitled to receive payments of principal, in the following order of priority: first to the Class A Certificates, second to the Class M-1 Certificates, third to the Class M-2 Certificates, fourth to the Class M-3 Certificates, fifth to the Class B-1 Certificates, sixth to the Class B-2 Certificates, seventh to the Class B-3 Certificates, and eighth to the Class B-4 Certificates in each case up to amounts necessary to maintain the subordination for each class at its required level. Such required levels of subordination are approximately as follows:

CLASS A          40.50%*
CLASS M-1        27.00%*
CLASS M-2        16.00%*
CLASS M-3        12.50%*
CLASS B-1         9.50%*
CLASS B-2         7.50%*
CLASS B-3         4.50%*
CLASS B-4         1.80%*


*includes overcollateralization

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4

THE SUBORDINATE CLASS PRINCIPAL DISTRIBUTION TEST IS MET IF:

i)    The Distribution Date is on or after the July 2007 Distribution Date;

ii) The applicable Subordinate Class Principal Distribution Date has occurred (as described below); and

iii)  A Trigger Event does not exist.

SUBORDINATE       The first Distribution Date on which the Required Percentage
CLASS PRINCIPAL   (i.e., the sum of the outstanding principal balance of the
DISTRIBUTION      subordinate Certificates and the O/C amount divided by the
DATE              aggregate stated principal balance of the Mortgage Loans, as of the end of the related due period) is greater than or equal to the Senior Specified Enhancement Percentage (including
                  O/C), which is equal to two times the initial Class A-1 and Class A-2 subordination percentage.


                  SENIOR SPECIFIED ENHANCEMENT PERCENTAGE:

                  40.50%

                  or

                  (19.35%+0.90%)*2

TRIGGER EVENT     The situation that exists with respect to any Distribution
                  Date after the Stepdown Date, if (a) the quotient of (1) the aggregate Stated Principal Balance of all Mortgage Loans 60 or more days delinquent, measured on a rolling three month basis
                  (including Mortgage Loans in foreclosure and REO Properties) and (2) the Stated Principal Balance of all the Mortgage Loans as of the preceding Servicer Remittance Date, equals or exceeds the product of (i) 40 % and (ii) the Required
                  Percentage or (b) the quotient (expressed as a percentage)of
                  (1) the aggregate Realized Losses incurred from the Cut-off
                  Date through the last day of the calendar month preceding such Distribution Date and (2) the aggregate principal balance of the Mortgage Loans as of the Cut-off Date exceeds the Required
                  Loss Percentage shown below.



                  DISTRIBUTION DATE OCCURRING     REQUIRED LOSS PERCENTAGE

                  July 2007 - June 2008           [3.25]% with respect to July
                                                  2007, plus an additional
                                                  1/12th of [1.50]% for each
                                                  month thereafter

                  July 2008 - June 2009           [4.75]% with respect to July
                                                  2008, plus an additional
                                                  1/12th of [1.00]% for each
                                                  month thereafter

                  July 2009 - June 2010           [5.75]% with respect to July
                                                  2009, plus an additional
                                                  1/12th of [0.25]% for each
                                                  month thereafter

                  July 2010 and thereafter        [6.00]%

PROSPECTUS        The Offered Certificates will be offered pursuant to a
                  Prospectus which includes a Prospectus Supplement (together, the "Prospectus"). Complete information with respect to the Offered Certificates and the Mortgage Loans is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered
                  Certificates may not be consummated unless the purchaser has received the Prospectus.

MORTGAGE          The following tables describe the mortgage loans and the
LOAN TABLES       related mortgaged properties as of the close of business on the Cut-off Date. The sum of the columns below may not equal the total indicated due to rounding.





RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance     $1,311,966,751
Aggregate Original Principal Balance        $1,316,528,149
Number of Mortgage Loans                             7,763



                                  MINIMUM      MAXIMUM     AVERAGE (1)
                                  -------      -------     -----------
Original Principal Balance        $ 12,400     $945,000     $169,590
Outstanding Principal Balance     $ 12,389     $942,296     $169,003

                                                          WEIGHTED
                                 MINIMUM      MAXIMUM     AVERAGE (2)
                                 -------      -------     -----------
Original Term (mos)                  180          360          342
Stated remaining Term (mos)          163          358          338
Loan Age (mos)                         2           17            4
Current Interest Rate              4.625%      13.990%       7.176%
Initial Interest Rate Cap(4)       1.000%       5.000%       1.832%
Periodic Rate Cap(4)               1.000%       1.500%       1.001%
Gross Margin(4)                    3.375%       9.250%       6.022%
Maximum Mortgage Rate(4)           9.600%      18.875%      13.321%
Minimum Mortgage Rate(4)           4.625%      12.375%       6.829%
Months to Roll(4)                      1           57           22
Original Loan-to-Value             15.85%      100.00%       82.66%
Credit Score (3)                     500          806          635



                                  EARLIEST                LATEST
                                  --------                ------
Maturity Date                     01/01/18               04/01/34


                                   PERCENT OF MORTGAGE
LIEN POSITION                             POOL
-------------                      -------------------
1st Lien                                   91.38%
2nd Lien                                    8.62%

                                   PERCENT OF MORTGAGE
OCCUPANCY                                 POOL
---------                          -------------------
Primary                                    93.84%
Second Home                                 1.48%
Investment                                  4.68%

                                   PERCENT OF MORTGAGE
LOAN TYPE                                  POOL
---------                          -------------------
Fixed Rate                                 24.72%
ARM                                        75.28%

                                   PERCENT OF MORTGAGE
AMORTIZATION TYPE                          POOL
---------                          -------------------
Fully Amortizing                           84.32%
Interest Only                               7.24%
Balloon                                     8.45%


                               PERCENT OF MORTGAGE
 YEAR OF ORIGINATION                   POOL
 -------------------           -------------------
 2002                                   0.00%
 2003                                  33.29%
 2004                                  66.70%



                               PERCENT OF MORTGAGE
 LOAN PURPOSE                          POOL
 -------------------           -------------------
 Purchase                              49.04%
 Refinance - Rate/Term                 13.22%
 Refinance - Cashout                   37.74%


                               PERCENT OF MORTGAGE
 PROPERTY TYPE                         POOL
 -------------------           -------------------
 Single Family                         70.76%
 Rowhouse                               0.03%
 Townhouse                              0.01%
 Condominium                            8.19%
 Two- to Four-Family                    6.43%
 Manufactured Housing                   0.45%
 Planned Unit
  Development                           14.14%



(1)   Sum of Principal Balance divided by total number of loans.


(2)   Weighted by Outstanding Principal Balance.

(3)   Minimum and Weighting only for loans with scores.

(4)   ARM Loans only

RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY




MORTGAGE RATES

                                         AGGREGATE                               WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                         NUMBER OF       PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         MORTGAGE         BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF MORTGAGE RATES   LOANS         OUTSTANDING       POOL       COUPON       SCORE     OUTSTANDING      LTV         DOC
-----------------------  --------         -------      --------      -------      ------      -------     --------   -----------
5.500% or less                240     $   66,172,355      5.04%       5.341%         669     $   275,718     78.83%     65.63%
5.501% to 6.000%              672        175,949,597     13.41        5.869          663         261,830     79.64      64.23
6.001% to 6.500%            1,115        266,720,445     20.33        6.354          648         239,211     79.36      50.86
6.501% to 7.000%            1,280        275,641,029     21.01        6.822          635         215,345     81.06      46.05
7.001% to 7.500%              879        168,472,360     12.84        7.331          619         191,664     82.41      48.43
7.501% to 8.000%              737        134,090,869     10.22        7.812          598         181,941     83.96      57.63
8.001% to 8.500%              487         62,788,378      4.79        8.310          601         128,929     85.63      60.65
8.501% to 9.000%              372         44,198,296      3.37        8.811          588         118,813     85.95      63.21
9.001% to 9.500%              217         19,018,644      1.45        9.359          606          87,644     90.52      73.23
9.501% to 10.000%             251         18,967,799      1.45        9.874          626          75,569     94.48      57.11
10.001% to 10.500%            251         14,492,706      1.10       10.407          649          57,740     97.76      40.83
10.501% to 11.000%            696         42,787,707      3.26       10.863          652          61,477     98.59      33.07
11.001% to 11.500%            101          3,670,791      0.28       11.289          653          36,344     98.27      29.06
11.501% to 12.000%            119          5,417,481      0.41       11.921          647          45,525     98.89      40.12
12.001% to 12.500%             99          4,068,212      0.31       12.395          663          41,093     98.89      22.39
12.501% to 13.000%            243          9,072,373      0.69       12.849          642          37,335     99.60      38.11
13.001% to 13.500%              2            156,699      0.01       13.500          795          78,350    100.00       0.00
13.501% to 14.000%              2            281,009      0.02       13.929          651         140,504     97.87      46.67
                            -----     --------------    ------        -----          ---     -----------     -----      -----
TOTAL:                      7,763     $1,311,966,751    100.00%       7.176%         635     $   169,003     82.66%     53.08%
                            =====     ==============    ======        =====          ===     ===========     =====      =====


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.625% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.176% per annum.



REMAINING MONTHS TO STATED MATURITY

                                       AGGREGATE                             WEIGHTED        AVERAGE       WEIGHTED    PERCENT
RANGE OF                               PRINCIPAL      PERCENT OF   WEIGHTED  AVERAGE        PRINCIPAL      AVERAGE     FULL OR
REMAINING          NUMBER OF            BALANCE       MORTGAGE     AVERAGE    CREDIT         BALANCE       ORIGINAL   ALTERNATIVE
TERMS (MONTHS)   MORTGAGE LOANS       OUTSTANDING       POOL       COUPON      SCORE       OUTSTANDING       LTV          DOC
---------------  --------------       -----------       ----       ------      -----       -----------       ---          ---
157 to 168                    1     $       31,349       0.00%     11.500%        617      $    31,349     100.00%     100.00%
169 to 180                2,119        126,599,222       9.65      10.212         658           59,745      96.30       46.26
229 to 240                   17          1,716,354       0.13       6.853         635          100,962      73.96       49.63
349 to 360                5,626      1,183,619,826      90.22       6.852         632          210,384      81.21       53.82
                          -----     --------------     ------       -----         ---      -----------      -----       -----
TOTAL:                    7,763     $1,311,966,751     100.00%      7.176%        635      $   169,003      82.66%      53.08%
                          =====     ==============     ======       =====         ===      ===========      =====       =====



As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 163 months to 358 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 338 months.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY



ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES


                                               AGGREGATE                           WEIGHTED      AVERAGE     WEIGHTED     PERCENT
RANGE OF                                       PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE      PRINCIPAL    AVERAGE      FULL OR
ORIGINAL MORTGAGE           NUMBER OF           BALANCE      MORTGAGE   AVERAGE     CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES  MORTGAGE LOANS       OUTSTANDING      POOL     COUPON       SCORE     OUTSTANDING      LTV          DOC
-----------------------  --------------     --------------  ----------  -------    -------   -------------   --------   -----------
$50,000 or less                   1,173     $   39,709,176      3.03%   10.705%        649   $       33,853     96.76%      50.67%
$50,001 to $100,000               1,720        126,129,175      9.61     8.766         631           73,331     88.12       59.16
$100,001 to $150,000              1,351        169,451,745     12.92     7.583         624          125,427     82.74       59.97
$150,001 to $200,000              1,105        192,083,905     14.64     7.036         624          173,832     80.70       59.24
$200,001 to $250,000                736        165,021,922     12.58     6.807         630          224,215     80.92       51.65
$250,001 to $300,000                557        152,708,641     11.64     6.711         634          274,163     81.44       48.67
$300,001 to $350,000                373        120,439,307      9.18     6.683         638          322,894     82.57       50.80
$350,001 to $400,000                270        101,102,505      7.71     6.657         644          374,454     82.47       45.96
$400,001 to $450,000                145         61,663,972      4.70     6.755         640          425,269     82.93       55.78
$450,001 to $500,000                125         59,992,820      4.57     6.648         646          479,943     80.79       44.12
$500,001 to $550,000                 80         41,904,332      3.19     6.511         658          523,804     82.25       41.33
$550,001 to $600,000                 51         29,180,515      2.22     6.615         635          572,167     80.74       55.11
$600,001 to $650,000                 37         23,142,898      1.76     6.602         661          625,484     80.75       43.20
$650,001 to $700,000                 15         10,133,650      0.77     6.602         659          675,577     80.60       46.41
$700,001 to $750,000                  8          5,841,869      0.45     6.327         647          730,234     75.41       62.84
$750,001 to $800,000                 13         10,062,982      0.77     6.186         650          774,076     77.21       46.46
$800,001 to $850,000                  3          2,455,041      0.19     6.409         633          818,347     68.79       33.91
$900,001 to $950,000                  1            942,296      0.07     6.250         624          942,296     64.07      100.00
                                  -----     --------------    ------     -----         ---   --------------     -----       -----
TOTAL:                            7,763     $1,311,966,751    100.00%    7.176%        635   $      169,003     82.66%      53.08%
                                  =====     ==============    ======     =====         ===   ==============     =====       =====


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,389 to approximately $942,296 and the average outstanding principal balance of the Mortgage Loans was approximately $169,003.






RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY




PRODUCT TYPES

                                     AGGREGATE                                WEIGHTED     AVERAGE       WEIGHTED      PERCENT
                       NUMBER OF      PRINCIPAL     PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL      AVERAGE       FULL OR
                       MORTGAGE        BALANCE       MORTGAGE      AVERAGE     CREDIT      BALANCE       ORIGINAL     ALTERNATIVE
PRODUCT TYPES            LOANS       OUTSTANDING       POOL        COUPON       SCORE    OUTSTANDING        LTV           DOC
-------------          ---------   --------------   ----------    --------    -------    -----------     --------     -----------
15 Year Fixed Loans        158     $   15,821,721      1.21%       7.512%        625     $  100,137        77.47%        59.85%
20 Year Fixed Loans         16          1,606,354      0.12        6.955         627        100,397        74.59         46.19
30 Year Fixed Loans      1,093        196,115,908     14.95        6.959         638        179,429        79.29         60.53
Six-Month LIBOR Loans       16          2,658,292      0.20        6.668         645        166,143        83.45         55.26
2/28 LIBOR Loans         4,130        899,069,545     68.53        6.856         630        217,692        81.59         51.20
3/27 LIBOR Loans           209         39,044,998      2.98        6.808         623        186,818        81.58         62.84
5/25 LIBOR Loans           179         46,841,084      3.57        6.377         653        261,682        81.67         68.48
Balloon Loans            1,962        110,808,850      8.45       10.598         663         56,477        98.99         44.33
                         -----     --------------    ------        -----         ---     ----------        -----         -----
TOTAL:                   7,763     $1,311,966,751    100.00%       7.176%        635     $  169,003        82.66%        53.08%
                         =====     ==============    ======        =====         ===     ==========        =====         =====





ADJUSTMENT TYPE

                             AGGREGATE                                      WEIGHTED     AVERAGE       WEIGHTED     PERCENT
               NUMBER OF     PRINCIPAL          PERCENT OF  WEIGHTED         AVERAGE    PRINCIPAL      AVERAGE      FULL OR
ADJUSTMENT     MORTGAGE        BALANCE          MORTGAGE     AVERAGE         CREDIT      BALANCE       ORIGINAL   ALTERNATIVE
TYPE             LOANS       OUTSTANDING          POOL       COUPON           SCORE    OUTSTANDING        LTV         DOC
----------     --------    --------------       --------    --------        -------    -----------     --------   -----------
ARM              4,534     $  987,613,918         75.28%      6.831%            631     $ 217,824        81.59%     52.49%
Fixed Rate       3,229        324,352,833         24.72       8.229             646       100,450        85.91      54.89
                 -----     --------------        ------       -----             ---     ---------        -----      -----
TOTAL:           7,763     $1,311,966,751        100.00%      7.176%            635     $ 169,003        82.66%     53.08%
                 =====     ==============        ======       =====             ===     =========        =====      =====







RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY





STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                          AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED      PERCENT
                                          PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE     PRINCIPAL      AVERAGE      FULL OR
GEOGRAPHIC              NUMBER OF          BALANCE       MORTGAGE    AVERAGE      CREDIT       BALANCE      ORIGINAL    ALTERNATIVE
DISTRIBUTION          MORTGAGE LOANS     OUTSTANDING       POOL       COUPON       SCORE    OUTSTANDING        LTV          DOC
----------            --------------   -------------     --------    -------      ------       -------      --------    -----------
Arizona                          258   $   31,406,033       2.39%      7.507%        622    $   121,729        86.42%      56.22%
Arkansas                           5          462,665       0.04       7.460         630         92,533        88.02      100.00
California                     3,979      810,325,517      61.76       6.937         644        203,651        81.94       48.96
Colorado                         171       26,936,551       2.05       7.152         624        157,524        83.35       65.70
Connecticut                       71       12,447,659       0.95       7.158         602        175,319        83.80       66.71
Delaware                          11        1,473,440       0.11       7.203         590        133,949        84.90       63.05
District of Columbia              12        1,982,310       0.15       7.647         616        165,193        79.49       75.63
Florida                          325       38,832,260       2.96       7.496         621        119,484        83.77       61.18
Georgia                          137       17,446,372       1.33       8.011         614        127,346        85.05       66.72
Idaho                             29        2,818,188       0.21       7.471         606         97,179        86.30       75.35
Illinois                         197       31,358,186       2.39       7.224         624        159,179        85.96       55.98
Indiana                           35        2,863,028       0.22       8.077         598         81,801        86.19       73.03
Iowa                               4          533,597       0.04       7.755         597        133,399        92.12      100.00
Kansas                             8          842,435       0.06       8.054         613        105,304        86.11       64.15
Kentucky                          19        2,032,400       0.15       8.087         575        106,968        87.46       83.78
Louisiana                        162       13,099,251       1.00       7.948         605         80,860        85.69       71.94
Maine                              5          646,075       0.05       8.191         620        129,215        76.74       22.40
Maryland                         234       37,021,822       2.82       7.747         625        158,213        85.09       63.01
Massachusetts                     51        9,903,994       0.75       7.381         637        194,196        81.27       28.88
Michigan                         101       12,230,740       0.93       8.102         613        121,096        85.70       68.81
Minnesota                         18        3,395,050       0.26       7.051         590        188,614        82.27       63.10
Mississippi                       34        3,106,125       0.24       8.427         588         91,357        83.92       55.18
Missouri                          31        2,711,258       0.21       8.502         577         87,460        84.82       74.79
Montana                           34        4,378,774       0.33       7.340         603        128,787        81.04       59.88
Nebraska                           4          395,451       0.03       7.692         607         98,863        83.27       40.12
Nevada                           203       29,754,110       2.27       7.583         641        146,572        83.98       46.61
New Hampshire                     13        2,099,426       0.16       7.718         602        161,494        83.68       70.28
New Jersey                        38        7,151,640       0.55       7.826         628        188,201        85.73       72.92
New Mexico                         4          405,868       0.03       7.349         581        101,467        72.93       67.35
New York                         229       52,922,332       4.03       7.280         627        231,102        80.25       44.52
North Carolina                    79        7,522,153       0.57       8.089         614         95,217        85.59       66.66
Ohio                              49        4,981,111       0.38       7.731         595        101,655        86.94       69.45
Oklahoma                          52        3,982,531       0.30       8.058         606         76,587        88.44       86.54
Oregon                            48        6,179,222       0.47       7.578         633        128,734        83.53       60.99
Pennsylvania                     182       19,977,378       1.52       7.772         595        109,766        81.66       73.46
Rhode Island                       9        1,339,664       0.10       6.833         604        148,852        74.91      100.00
South Carolina                    22        2,564,556       0.20       8.109         591        116,571        85.87       94.98
Tennessee                         75        8,486,748       0.65       7.915         604        113,157        87.76       79.99
Texas                            428       44,882,123       3.42       7.549         624        104,865        82.22       58.23
Utah                              19        1,870,761       0.14       7.977         608         98,461        85.12       62.49
Vermont                            3          248,609       0.02       7.240         599         82,870        78.49       93.97
Virginia                         214       31,412,817       2.39       7.591         616        146,789        83.87       54.13
Washington                       124       13,704,132       1.04       7.333         620        110,517        83.62       63.11
West Virginia                      4          446,563       0.03       7.974         615        111,641        91.78       85.77
Wisconsin                         33        3,385,827       0.26       7.993         631        102,601        81.56       44.04
                               -----   --------------     ------       -----         ---    -----------        -----       -----
TOTAL:                         7,763   $1,311,966,751     100.00%      7.176%        635    $   169,003        82.66%      53.08%
                               =====   ==============     ======       =====         ===    ===========        =====       =====


No more than approximately 0.72% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY








ORIGINAL LOAN-TO-VALUE RATIOS

                                     AGGREGATE                          WEIGHTED    AVERAGE       WEIGHTED   PERCENT
                       NUMBER OF     PRINCIPAL    PERCENT OF   WEIGHTED  AVERAGE   PRINCIPAL      AVERAGE    FULL OR
RANGE OF ORIGINAL      MORTGAGE       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE       ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS     LOANS      OUTSTANDING       POOL      COUPON    SCORE   OUTSTANDING        LTV        DOC
-----------------      --------       -------      --------    -------   ------     -------       --------  -----------
50.00% or less            118     $   16,136,262      1.23%      6.760%    606     $ 136,748        41.80%     44.64%
50.01% to 55.00%           64         11,164,906      0.85       6.739     602       174,452        52.86      32.96
55.01% to 60.00%           90         16,464,307      1.25       6.714     612       182,937        57.80      40.03
60.01% to 65.00%          127         26,699,141      2.04       6.631     604       210,229        63.12      44.89
65.01% to 70.00%          275         60,174,856      4.59       6.865     597       218,818        68.63      38.01
70.01% to 75.00%          428         92,500,327      7.05       6.893     607       216,122        73.87      43.42
75.01% to 80.00%        2,563        540,288,885     41.18       6.644     651       210,803        79.78      47.18
80.01% to 85.00%          614        124,666,795      9.50       7.150     599       203,040        84.40      65.10
85.01% to 90.00%          799        166,001,208     12.65       7.051     630       207,761        89.53      62.83
90.01% to 95.00%          684        125,229,717      9.55       7.465     630       183,084        94.62      73.62
95.01% to 100.00%       2,001        132,640,346     10.11       9.849     664        66,287        99.87      53.84
                        -----     --------------    ------       -----     ---     ---------        -----      -----
TOTAL:                  7,763     $1,311,966,751    100.00%      7.176%    635     $ 169,003        82.66%     53.08%
                        =====     ==============    ======       =====     ===     =========        =====      =====


As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 15.85% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 8.62% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 99.05%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 19.92%.





LOAN PURPOSE

                                              AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                         NUMBER OF             BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
LOAN PURPOSE           MORTGAGE LOANS        OUTSTANDING       POOL      COUPON      SCORE    OUTSTANDING    LTV          DOC
------------           --------------        -----------       ----      ------      -----    -----------    ---     ------------
Purchase                  4,215           $  643,378,473      49.04%      7.319%       658     $  152,640   84.72%         46.32%
Refinance - Cashout       2,604              495,186,547      37.74       7.057        611        190,164   80.59          57.86
Refinance - Rate Term       944              173,401,731      13.22       6.987        616        183,688   80.95          64.55
TOTAL:                    7,763           $1,311,966,751     100.00%      7.176%       635     $  169,003   82.66%         53.08%







RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY





PROPERTY TYPE

                                          AGGREGATE                            WEIGHTED     AVERAGE        WEIGHTED     PERCENT
                          NUMBER OF       PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL       AVERAGE      FULL OR
                          MORTGAGE         BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL   ALTERNATIVE
PROPERTY TYPE              LOANS        OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING         LTV         DOC
-----------------         --------     --------------   --------    -------     ------    ------------     --------   -----------
Single Family Detached       5,608     $  928,384,884     70.76%      7.174%      631     $    165,547        82.52%      52.13%
Rowhouse                         1            364,127      0.03       7.500       562          364,127        85.00        0.00
Townhouse                        1             67,066      0.01       9.500       522           67,066        70.00      100.00
Condominium                    715        107,474,279      8.19       7.059       650          150,314        83.68       52.52
Two- to Four-Family            378         84,327,351      6.43       7.214       653          223,088        80.45       45.58
Manufactured Housing            49          5,843,815      0.45       6.980       636          119,262        78.42       72.47
Planned Unit Development     1,011        185,505,229     14.14       7.244       633          183,487        83.93       61.10
                             -----     --------------    ------       -----       ---     ------------        -----       -----
TOTAL:                       7,763     $1,311,966,751    100.00%      7.176%      635     $    169,003        82.66%      53.08%
                             =====     ==============    ======       =====       ===     ============        =====       =====






DOCUMENTATION


                                           AGGREGATE                            WEIGHTED    AVERAGE      WEIGHTED     PERCENT
                             NUMBER OF     PRINCIPAL    PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE     FULL OR
                             MORTGAGE       BALANCE      MORTGAGE   AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
DOCUMENTATION                 LOANS       OUTSTANDING     POOL       COUPON       SCORE    OUTSTANDING      LTV        DOC
-------------                ---------  -------------   ----------  -------     -------   ------------   --------  -----------
Full Documentation            3,964     $  631,507,725    48.13%      7.086%        621   $    159,311     84.12%     100.00%
Streamlined Documentation     1,754        249,139,070    18.99       7.679         675        142,041     83.77        0.00
Stated Documentation            956        202,790,048    15.46       6.993         627        212,123     75.69        0.00
Limited Documenation            449         98,165,693     7.48       7.016         630        218,632     83.63        0.00
Lite Documentation              335         65,421,461     4.99       7.075         642        195,288     83.90        0.00
Full/Alt Documentation          305         64,942,754     4.95       7.048         635        212,927     83.30      100.00
                              -----     --------------   ------       -----         ---   ------------     -----       -----
TOTAL:                        7,763     $1,311,966,751   100.00%      7.176%        635   $    169,003     82.66%      53.08%
                              =====     ==============   ======       =====         ===   ============     =====       =====







RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY





OCCUPANCY

                                  AGGREGATE                                     WEIGHTED       AVERAGE      WEIGHTED    PERCENT
                                  PRINCIPAL        PERCENT OF   WEIGHTED         AVERAGE      PRINCIPAL     AVERAGE     FULL OR
                NUMBER OF          BALANCE          MORTGAGE     AVERAGE         CREDIT        BALANCE      ORIGINAL  ALTERNATIVE
OCCUPANCY     MORTGAGE LOANS     OUTSTANDING          POOL       COUPON           SCORE      OUTSTANDING       LTV        DOC
---------     --------------     -----------          ----       ------           -----      -----------    --------  -----------
Primary          7,271         $1,231,174,400         93.84%      7.181%            633     $  169,327        82.79%     53.15%
Investment         358             61,383,278          4.68       7.125             657        171,462        80.18      52.60
Second Home        134             19,409,072          1.48       7.066             666        144,844        82.43      50.31
                 -----         --------------        ------       -----             ---     ----------        -----      -----
TOTAL:           7,763         $1,311,966,751        100.00%      7.176%            635     $  169,003        82.66%     53.08%
                 =====         ==============        ======       =====             ===     ==========        =====      =====


The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.





MORTGAGE LOAN AGE SUMMARY

                              AGGREGATE                              WEIGHTED      AVERAGE      WEIGHTED     PERCENT
MORTGAGE                      PRINCIPAL      PERCENT OF   WEIGHTED    AVERAGE     PRINCIPAL     AVERAGE      FULL OR
LOAN AGE    NUMBER OF          BALANCE       MORTGAGE     AVERAGE     CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
(MONTHS)  MORTGAGE LOANS     OUTSTANDING       POOL        COUPON      SCORE     OUTSTANDING       LTV         DOC
--------  --------------   --------------    ----------   -------    --------   ------------   ---------   -----------
 2                   1     $      222,106      0.02%       6.625%       580     $ 222,106         79.75%     100.00%
 3               2,427        404,011,562     30.79        7.039        635       166,465         82.89       53.32
 4               2,755        472,428,974     36.01        7.160        635       171,481         82.90       54.31
 5                1962        329,653,173     25.13        7.291        632       168,019         82.27       51.48
 6                 519         89,660,785      6.83        7.362        639       172,757         82.41       52.39
 7                  65         12,162,500      0.93        7.747        628       187,115         78.81       43.59
 8                  23          2,924,904      0.22        7.718        611       127,170         80.80       57.82
 9                  10            871,397      0.07        7.400        631        87,140         81.34       61.63
17                   1             31,349      0.00       11.500        617        31,349        100.00      100.00
                 -----     --------------    ------        -----        ---     ---------         -----       -----
TOTAL:           7,763     $1,311,966,751    100.00%       7.176%       635     $ 169,003         82.66%      53.08%
                 =====     ==============    ======        =====        ===     =========         =====       =====


As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.







RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY




ORIGINAL PREPAYMENT PENALTY TERM

                             AGGREGATE                              WEIGHTED   AVERAGE        WEIGHTED     PERCENT
ORIGINAL       NUMBER OF     PRINCIPAL     PERCENT OF   WEIGHTED     AVERAGE   PRINCIPAL      AVERAGE      FULL OR
PREPAYMENT     MORTGAGE       BALANCE       MORTGAGE     AVERAGE     CREDIT     BALANCE       ORIGINAL   ALTERNATIVE
PENALTY TERM     LOANS      OUTSTANDING       POOL       COUPON       SCORE   OUTSTANDING        LTV         DOC
------------   --------   --------------   ----------   --------    --------  -----------     --------   ------------
None             1,727    $  252,796,651      19.27%      7.691%        634     $ 146,379        84.15%      53.48%
6 Months             1            96,631       0.01       9.000         576        96,631        79.95      100.00
12 Months          271        68,518,259       5.22       7.142         643       252,835        81.08       47.40
24 Months        4,021       745,321,628      56.81       6.978         633       185,357        82.60       51.25
36 Months        1,742       245,140,621      18.68       7.257         638       140,724        81.76       59.84
60 Months            1            92,960       0.01       7.750         653        92,960        89.05        0.00
                 -----    --------------     ------       -----         ---     ---------        -----       -----
TOTAL:           7,763    $1,311,966,751     100.00%      7.176%        635     $ 169,003        82.66%      53.08%
                 =====    ==============     ======       =====         ===     =========        =====       =====



The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 26 months.



CREDIT SCORES

                                    AGGREGATE                              WEIGHTED        AVERAGE         WEIGHTED      PERCENT
                     NUMBER OF      PRINCIPAL     PERCENT OF  WEIGHTED      AVERAGE       PRINCIPAL         AVERAGE      FULL OR
RANGE OF             MORTGAGE        BALANCE       MORTGAGE    AVERAGE      CREDIT         BALANCE         ORIGINAL    ALTERNATIVE
CREDIT SCORES          LOANS       OUTSTANDING       POOL      COUPON        SCORE       OUTSTANDING          LTV          DOC
--------             --------        -------       --------    -------      ------         -------         --------    -----------
Not Available              1     $      191,184      0.01%      6.875%           0     $      191,184        80.00%     100.00%
500 to 500                16          2,794,693      0.21       8.161          500            174,668        70.63       56.33
501 to 525               345         53,906,742      4.11       7.993          513            156,251        76.73       72.23
526 to 550               373         61,141,984      4.66       7.792          538            163,920        78.27       72.34
551 to 575               563        106,485,418      8.12       7.364          563            189,139        80.59       62.48
576 to 600               893        139,283,896     10.62       7.396          589            155,973        82.53       72.13
601 to 625             1,188        195,701,355     14.92       7.139          613            164,732        82.64       62.57
626 to 650             1,402        233,394,312     17.79       7.097          639            166,472        83.16       46.93
651 to 675             1,176        207,552,279     15.82       7.036          663            176,490        83.89       40.92
676 to 700               796        135,670,384     10.34       6.990          687            170,440        84.44       40.81
701 to 725               485         83,544,898      6.37       6.915          712            172,258        84.34       40.67
726 to 750               310         55,310,484      4.22       6.829          736            178,421        84.41       41.48
751 to 775               147         24,067,699      1.83       6.810          761            163,726        82.53       40.02
776 to 800                64         12,448,524      0.95       6.779          785            194,508        84.84       44.37
801 to 806                 4            472,899      0.04       6.821          805            118,225        68.81       36.46
                       -----     --------------    ------       -----          ---     --------------        -----       -----
TOTAL:                 7,763     $1,311,966,751    100.00%      7.176%         635     $      169,003        82.66%      53.08%
                       =====     ==============    ======       =====          ===     ==============        =====       =====


The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 806 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 635.



RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY



CREDIT GRADE

                          AGGREGATE                                     WEIGHTED      AVERAGE           WEIGHTED    PERCENT
          NUMBER OF       PRINCIPAL        PERCENT OF    WEIGHTED        AVERAGE      PRINCIPAL         AVERAGE     FULL OR
CREDIT     MORTGAGE        BALANCE          MORTGAGE     AVERAGE         CREDIT        BALANCE          ORIGINAL   ALTERNATIVE
GRADE        LOANS       OUTSTANDING           POOL      COUPON           SCORE      OUTSTANDING           LTV        DOC
------     --------        -------          --------     -------         ------        -------          --------   -----------
AA           3,433     $  595,579,884         45.40%      6.969%            684     $      173,487        84.16%     41.57%
A            2,040        336,894,018         25.68       7.155             624            165,144        82.83      55.90
A-             793        119,200,064          9.09       7.439             595            150,315        83.18      70.48
B+             675        125,037,336          9.53       7.288             569            185,240        80.46      63.45
B              768        126,609,209          9.65       7.785             536            164,856        77.62      72.06
C               54          8,646,240          0.66       8.101             541            160,116        71.27      69.24
             -----     --------------        ------       -----             ---     --------------        -----      -----
TOTAL:       7,763     $1,311,966,751        100.00%      7.176%            635     $      169,003        82.66%     53.08%
             =====     ==============        ======       =====             ===     ==============        =====      =====





GROSS MARGINS

                                     AGGREGATE                           WEIGHTED     AVERAGE        WEIGHTED     PERCENT
                    NUMBER OF        PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL        AVERAGE     FULL OR
RANGE OF             MORTGAGE         BALANCE     MORTGAGE    AVERAGE     CREDIT      BALANCE        ORIGINAL    ALTERNATIVE
GROSS MARGINS          LOANS        OUTSTANDING     POOL      COUPON       SCORE    OUTSTANDING         LTV         DOC
--------            ---------      ------------  ----------  --------    -------   ------------      --------   -----------
3.001% to 3.500%            1      $    382,328     0.04%      6.750%      696     $    382,328        80.00%      0.00%
3.501% to 4.000%            2           276,090     0.03       5.532       667          138,045        79.16      45.14
4.001% to 4.500%           24         7,710,830     0.78       5.663       655          321,285        71.61      58.13
4.501% to 5.000%          560       145,909,508    14.77       6.141       657          260,553        79.25      58.41
5.001% to 5.500%          651       161,227,920    16.32       6.301       646          247,662        79.32      55.87
5.501% to 6.000%          798       183,221,292    18.55       6.505       639          229,601        80.36      49.34
6.001% to 6.500%        1,023       224,007,636    22.68       6.963       627          218,971        81.89      45.05
6.501% to 7.000%          721       142,027,913    14.38       7.341       613          196,987        85.07      53.72
7.001% to 7.500%          367        63,215,157     6.40       7.866       596          172,248        84.95      57.09
7.501% to 8.000%          349        55,089,716     5.58       8.225       593          157,850        85.54      57.06
8.001% to 8.500%           27         3,067,257     0.31       8.900       573          113,602        86.42      84.31
8.501% to 9.000%            7           845,859     0.09       9.764       528          120,837        82.65      31.31
9.001% to 9.500%            4           632,412     0.06       9.631       562          158,103        92.97      79.75
                        -----      ------------   ------       -----       ---     ------------        -----      -----
TOTAL:                  4,534      $987,613,918   100.00%      6.831%      631     $    217,824        81.59%     52.49%
                        =====      ============   ======       =====       ===     ============        =====      =====

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.375% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.022% per annum.





RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY



MAXIMUM MORTGAGE RATES

                                    AGGREGATE                                     WEIGHTED    AVERAGE         WEIGHTED     PERCENT
                       NUMBER OF    PRINCIPAL        PERCENT OF   WEIGHTED        AVERAGE     PRINCIPAL       AVERAGE      FULL OR
RANGE OF MAXIMUM       MORTGAGE      BALANCE          MORTGAGE    AVERAGE          CREDIT      BALANCE        ORIGINAL   ALTERNATIVE
MORTGAGE RATES           LOANS     OUTSTANDING          POOL       COUPON          SCORE     OUTSTANDING        LTV           DOC
----------------       --------      -------          --------    -------          ------      -------        --------   -----------
12.000% or less           245     $ 67,918,843          6.88%       5.385%          668     $    277,220        78.98%      64.89%
12.001% to 12.500%        566      150,692,827         15.26        5.876           663          266,242        79.90       61.50
12.501% to 13.000%        851      208,651,861         21.13        6.364           646          245,184        80.31       48.17
13.001% to 13.500%        999      224,585,958         22.74        6.829           633          224,811        81.61       44.27
13.501% to 14.000%        670      134,245,950         13.59        7.328           617          200,367        83.03       47.75
14.001% to 14.500%        579      111,754,871         11.32        7.813           595          193,014        84.37       57.96
14.501% to 15.000%        306       45,939,697          4.65        8.298           586          150,130        84.22       56.66
15.001% to 15.500%        210       31,108,085          3.15        8.800           562          148,134        82.92       59.19
15.501% to 16.000%         66        7,819,003          0.79        9.293           544          118,470        84.70       73.97
16.001% to 16.500%         32        3,942,237          0.40        9.859           542          123,195        85.06       59.89
16.501% to 17.000%          7          746,725          0.08        9.916           547          106,675        79.77       29.54
17.001% to 17.500%          1           96,848          0.01       10.625           523           96,848        58.79        0.00
17.501% to 18.000%          1           55,103          0.01       11.500           516           55,103        80.00      100.00
18.501% to 19.000%          1           55,909          0.01       12.375           519           55,909        70.00        0.00
                        -----     ------------        ------        -----           ---     ------------        -----       -----
TOTAL:                  4,534     $987,613,918        100.00%       6.831%          631     $    217,824        81.59%      52.49%
                        =====     ============        ======        =====           ===     ============        =====       =====



As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 9.600% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.321% per annum.




RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
TOTAL COLLATERAL SUMMARY


NEXT ADJUSTMENT  DATE

                                   AGGREGATE                                      WEIGHTED      AVERAGE        WEIGHTED    PERCENT
                      NUMBER OF    PRINCIPAL            PERCENT OF      WEIGHTED  AVERAGE      PRINCIPAL       AVERAGE     FULL OR
                      MORTGAGE      BALANCE              MORTGAGE        AVERAGE   CREDIT       BALANCE        ORIGINAL  ALTERNATIVE
NEXT ADJUSTMENT DATE    LOANS     OUTSTANDING              POOL          COUPON    SCORE      OUTSTANDING        LTV         DOC
--------------------    -----     -----------              ----          ------    -----      -----------        ---         ---
July 2004                   7     $  1,037,602             0.11%         6.615%     634        $148,229         81.20%      67.17%
August 2004                 7        1,164,048             0.12          6.797      655         166,293         83.39       43.47
September 2004              1          190,612             0.02          5.875      710         190,612         80.00        0.00
October 2004                1          266,029             0.03          6.875      600         266,029         95.00      100.00
September 2005              5          512,326             0.05          7.623      612         102,465         83.66       47.03
October 2005               15        2,192,663             0.22          7.508      602         146,178         77.95       45.00
November 2005              33        7,273,693             0.74          7.482      618         220,415         75.70       39.11
December 2005             276       60,303,807             6.11          7.078      634         218,492         81.11       51.85
January 2006            1,069      230,022,959            23.29          6.978      629         215,176         81.19       48.97
February 2006           1,458      326,522,135            33.06          6.845      630         223,952         81.87       52.46
March 2006              1,273      272,019,855            27.54          6.692      631         213,684         81.87       51.78
April 2006                  1          222,106             0.02          6.625      580         222,106         79.75      100.00
November 2006               2          381,803             0.04          6.294      635         190,902         71.32        0.00
December 2006              14        2,320,073             0.23          7.558      612         165,720         83.91       63.97
January 2007               53       10,424,649             1.06          7.044      618         196,691         82.24       72.60
February 2007              80       14,677,569             1.49          6.684      629         183,470         80.91       61.53
March 2007                 60       11,240,904             1.14          6.613      624         187,348         81.73       57.40
November 2008               1          260,437             0.03          6.950      646         260,437         80.00        0.00
December 2008              14        3,529,806             0.36          6.312      663         252,129         85.29       60.30
January 2009               52       13,470,358             1.36          6.697      655         259,045         83.25       70.94
February 2009              61       16,937,389             1.71          6.259      654         277,662         80.82       65.10
March 2009                 51       12,643,093             1.28          6.200      649         247,904         80.14       74.06
                        -----     ------------           ------          -----      ---        --------         -----      ------
TOTAL:                  4,534     $987,613,918           100.00%         6.831%     631        $217,824         81.59%      52.49%
                        =====     ============           ======          =====      ===        ========         =====      ======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


Aggregate Outstanding Principal Balance                             $535,181,746
Aggregate Original Principal Balance                                $536,917,170
Number of Mortgage Loans                                                   2,504

                                        MINIMUM         MAXIMUM        AVERAGE (1)
                                        -------         -------        -----------
Original Principal Balance              $12,400        $945,000        $214,424
Outstanding Principal Balance           $12,389        $942,296        $213,731

                                        MINIMUM         MAXIMUM   WEIGHTED AVERAGE (2)
                                        -------         -------   --------------------
Original Term (mos)                         180             360             338
Stated remaining Term (mos)                 171             357             334
Loan Age (mos)                                3               9               4
Current Interest Rate                     4.750%         13.990%          7.237%
Initial Interest Rate Cap(4)              1.000%          5.000%          1.902%
Periodic Rate Cap(4)                      1.000%          1.500%          1.000%
Gross Margin(4)                           3.375%          9.250%          6.015%
Maximum Mortgage Rate(4)                 10.500%         18.875%         13.309%
Minimum Mortgage Rate(4)                  4.750%         12.375%          6.816%
Months to Roll(4)                             1              57              22
Original Loan-to-Value                    19.20%         100.00%          83.36%
Credit Score (3)                            500             796             637

                                                 EARLIEST                LATEST
                                                 --------                ------
Maturity Date                                    09/01/18               03/01/34

LIEN POSITION                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
1st Lien                                                                  88.66%
2nd Lien                                                                  11.34%

OCCUPANCY                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Primary                                                                   94.73%
Second Home                                                                1.35%
Investment                                                                 3.92%

LOAN TYPE                                               PERCENT OF MORTGAGE POOL
---------                                               ------------------------
Fixed Rate                                                                23.76%
ARM                                                                       76.24%

AMORTIZATION TYPE                                       PERCENT OF MORTGAGE POOL
-----------------                                       ------------------------
Fully Amortizing                                                          78.51%
Interest Only                                                             10.41%
Balloon                                                                   11.08%


YEAR OF ORIGINATION                                     PERCENT OF MORTGAGE POOL
-------------------                                     ------------------------
2003                                                                      32.53%
2004                                                                      67.47%

LOAN PURPOSE                                            PERCENT OF MORTGAGE POOL
------------                                            ------------------------
Purchase                                                                  49.63%
Refinance - Rate/Term                                                     12.02%
Refinance - Cashout                                                       38.34%

PROPERTY TYPE                                           PERCENT OF MORTGAGE POOL
-------------                                           ------------------------
Single Family                                                             72.69%
Rowhouse                                                                   0.07%
Condominium                                                                6.51%
Two- to Four-Family                                                        3.88%
Manufactured Housing                                                       0.18%
Planned Unit Development                                                  16.68%


(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


MORTGAGE RATES

                                                   AGGREGATE                          WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                   PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL   AVERAGE     FULL OR
                                    NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES           MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING    LTV         DOC
-----------------------           --------------  -----------      ----      ------     -----   -----------    ---         ---
5.500% or less                           76       $ 31,221,224     5.83%      5.338%     670      $410,806    79.84%      60.49%
5.501% to 6.000%                        208         77,822,011     14.54      5.868      668       374,144    80.01       61.34
6.001% to 6.500%                        304        104,461,618     19.52      6.345      647       343,624    79.65       50.23
6.501% to 7.000%                        355        101,311,968     18.93      6.814      633       285,386    81.28       40.05
7.001% to 7.500%                        256         60,681,853     11.34      7.327      625       237,038    83.27       45.56
7.501% to 8.000%                        223         50,375,791      9.41      7.819      601       225,900    84.15       56.72
8.001% to 8.500%                        199         24,808,373      4.64      8.310      614       124,665    86.59       63.97
8.501% to 9.000%                        179         21,778,839      4.07      8.816      595       121,669    86.85       63.36
9.001% to 9.500%                        107         10,904,687      2.04      9.362      602       101,913    90.97       74.85
9.501% to 10.000%                       130         12,782,142      2.39      9.884      623        98,324    93.99       53.61
10.001% to 10.500%                       96          8,124,216      1.52     10.406      645        84,627    97.04       36.66
10.501% to 11.000%                      253         22,869,145      4.27     10.853      648        90,392    97.82       36.25
11.001% to 11.500%                       14          1,350,828      0.25     11.302      677        96,488    95.80        5.19
11.501% to 12.000%                       34          2,251,001      0.42     11.896      661        66,206    97.90       23.74
12.001% to 12.500%                       20          1,209,047      0.23     12.394      669        60,452    96.92       23.15
12.501% to 13.000%                       46          2,791,295      0.52     12.854      653        60,680    99.11       37.06
13.001% to 13.500%                        2            156,699      0.03     13.500      795        78,350   100.00        0.00
13.501% to 14.000%                        2            281,009      0.05     13.929      651       140,504    97.87       46.67
                                      -----       ------------    ------     ------      ---      --------   ------       -----
TOTAL:                                2,504       $535,181,746    100.00%     7.237%     637      $213,731    83.36%      51.18%
                                      =====       ============    ======     ======      ===      ========   ======       =====


As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.750% per annum to 13.990% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 7.237% per annum.




REMAINING MONTHS TO STATED MATURITY

                                           AGGREGATE                          WEIGHTED    AVERAGE         WEIGHTED     PERCENT
                                           PRINCIPAL    PERCENT OF  WEIGHTED   AVERAGE   PRINCIPAL         AVERAGE     FULL OR
RANGE OF                    NUMBER OF       BALANCE      MORTGAGE    AVERAGE   CREDIT     BALANCE         ORIGINAL   ALTERNATIVE
REMAINING TERMS (MONTHS)  MORTGAGE LOANS  OUTSTANDING      POOL      COUPON     SCORE   OUTSTANDING          LTV         DOC
------------------------  --------------  -----------      ----      ------     -----   -----------          ---         ---
169 to 180                       738      $ 65,450,719     12.23%    10.140%     662      $ 88,687         96.72%      46.36%
229 to 240                         7           554,610      0.10      7.457      615        79,230         78.85       89.05
349 to 360                     1,759       469,176,417     87.67      6.832      634       266,729         81.50       51.80
                               -----      ------------    ------      -----      ---      --------         -----       -----
TOTAL:                         2,504      $535,181,746    100.00%     7.237%     637      $213,731         83.36%      51.18%
                               =====      ============    ======      =====      ===      ========         =====       =====

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 171 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 334 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

                                             AGGREGATE                            WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF   WEIGHTED   AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL MORTGAGE    NUMBER OF       BALANCE      MORTGAGE     AVERAGE   CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PRINCIPAL BALANCES     MORTGAGE LOANS  OUTSTANDING      POOL       COUPON     SCORE    OUTSTANDING      LTV         DOC
-----------------------     --------------  -----------      ----       ------     -----    -----------      ---         ---
$50,000 or less                   163         $5,535,597      1.03%     9.570%      623       $ 33,961     86.11%       64.84%
$50,001 to $100,000               879         66,547,085     12.43      9.005       629         75,708     89.18        58.41
$100,001 to $150,000              428         53,497,098     10.00      8.647       630        124,993     87.62        54.38
$150,001 to $200,000              139         23,701,634      4.43      7.883       609        170,515     83.40        62.92
$200,001 to $250,000               43          9,633,117      1.80      7.564       595        224,026     80.78        62.41
$250,001 to $300,000               35          9,537,539      1.78      7.043       615        272,501     82.35        52.53
$300,001 to $350,000              115         38,945,130      7.28      6.791       631        338,653     83.46        48.62
$350,001 to $400,000              238         89,040,962     16.64      6.634       641        374,122     82.80        47.43
$400,001 to $450,000              140         59,582,223     11.13      6.729       640        425,587     82.87        55.64
$450,001 to $500,000              118         56,657,674     10.59      6.663       643        480,150     80.80        44.18
$500,001 to $550,000               79         41,380,204      7.73      6.510       658        523,800     82.15        40.58
$550,001 to $600,000               51         29,180,515      5.45      6.615       635        572,167     80.74        55.11
$600,001 to $650,000               36         22,507,130      4.21      6.563       659        625,198     80.63        41.59
$650,001 to $700,000               15         10,133,650      1.89      6.602       659        675,577     80.60        46.41
$700,001 to $750,000                8          5,841,869      1.09      6.327       647        730,234     75.41        62.84
$750,001 to $800,000               13         10,062,982      1.88      6.186       650        774,076     77.21        46.46
$800,001 to $850,000                3          2,455,041      0.46      6.409       633        818,347     68.79        33.91
$900,001 to $950,000                1            942,296      0.18      6.250       624        942,296     64.07       100.00
                                -----       ------------    ------      -----       ---       --------     -----       ------
TOTAL:                          2,504       $535,181,746    100.00%     7.237%      637       $213,731     83.36%       51.18%
                                =====       ============    ======      =====       ===       ========     =====       ======


As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $12,389 to approximately $942,296 and the average outstanding principal balance of the Mortgage Loans was approximately $213,731.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


PRODUCT TYPES

                                        AGGREGATE     WEIGHTED   AVERAGE   WEIGHTED    PERCENT
                                        PRINCIPAL    PERCENT OF  WEIGHTED  AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                         NUMBER OF       BALANCE      MORTGAGE   AVERAGE    CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
PRODUCT TYPES          MORTGAGE LOANS  OUTSTANDING      POOL      COUPON    SCORE    OUTSTANDING      LTV         DOC
-------------          --------------  -----------      ----      ------    -----    -----------      ---         ---
15 Year Fixed Loans           61       $  6,143,017     1.15%     7.897%     634     $    100,705   80.32%       62.82%
20 Year Fixed Loans            7            554,610     0.10      7.457      615           79,230   78.85        89.05
30 Year Fixed Loans          303         61,148,789    11.43      6.926      641          201,811   80.87        62.77
Six-Month LIBOR Loans          3            298,462     0.06      6.302      659           99,487   76.89        18.42
2/28 LIBOR Loans           1,340        372,417,868    69.59      6.849      631          277,924   81.48        48.51
3/27 LIBOR Loans              45         10,497,126     1.96      7.031      609          233,269   83.15        63.63
5/25 LIBOR Loans              68         24,814,173     4.64      6.272      665          364,914   82.61        69.62
Balloon Loans                677         59,307,702    11.08     10.372      665           87,604   98.42        44.66
                           -----       ------------   ------     ------      ---     ------------   -----        -----
TOTAL:                     2,504       $535,181,746   100.00%     7.237%     637     $    213,731   83.36%       51.18%
                           =====       ============   ======     ======      ===     ============   =====        =====


ADJUSTMENT TYPE

                                   AGGREGATE                                   WEIGHTED        AVERAGE        WEIGHTED    PERCENT
                                   PRINCIPAL        PERCENT OF    WEIGHTED     AVERAGE        PRINCIPAL        AVERAGE    FULL OR
                   NUMBER OF        BALANCE          MORTGAGE      AVERAGE     CREDIT          BALANCE        ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPE  MORTGAGE LOANS   OUTSTANDING          POOL        COUPON       SCORE        OUTSTANDING         LTV        DOC
---------------  --------------   -----------          ----        ------       -----        -----------         ---        ---
ARM                      1,456    $408,027,628        76.24%       6.818%             633    $    280,239      81.59%     50.16%
Fixed Rate               1,048     127,154,118        23.76        8.583              652         121,330      89.02      54.44
                  ------------    ------------       ------        -----     ------------    ------------      -----      -----
TOTAL:                   2,504    $535,181,746       100.00%       7.237%             637    $    213,731      83.36%     51.18%
                  ============    ============       ======        =====     ============    ============      =====      =====


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

                                              AGGREGATE                             WEIGHTED    AVERAGE     WEIGHTED     PERCENT
                                              PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                                NUMBER OF      BALANCE      MORTGAGE    AVERAGE      CREDIT     BALANCE     ORIGINAL    ALTERNATIVE
GEOGRAPHIC DISTRIBUTION      MORTGAGE LOANS  OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------------------  --------------  ------------  ----------   ---------  ---------  -----------   ---------   -----------
Arizona                                 65   $  9,960,207       1.86%      7.627%       618   $   153,234      88.47%        47.49%
Arkansas                                 1         40,689       0.01       6.500        631        40,689      80.00        100.00
California                           1,377    363,679,223      67.95       7.016        646       264,110      83.09         47.67
Colorado                                42      8,547,190       1.60       7.324        624       203,505      81.86         58.72
Connecticut                             18      4,007,944       0.75       6.843        627       222,664      84.75         79.14
Delaware                                 3        376,544       0.07       7.137        633       125,515      86.12         67.66
District of Columbia                     4        630,916       0.12       7.570        617       157,729      81.12        100.00
Florida                                101     11,713,525       2.19       7.474        620       115,975      81.82         61.73
Georgia                                 24      4,861,782       0.91       8.109        639       202,574      84.40         44.68
Idaho                                    4        247,510       0.05       7.879        603        61,878      85.61         68.27
Illinois                                35      6,705,297       1.25       7.273        623       191,580      86.74         69.75
Indiana                                  8        581,475       0.11       7.907        595        72,684      82.03         62.39
Kansas                                   1         95,374       0.02       9.260        505        95,374      85.00        100.00
Kentucky                                 8        902,231       0.17       8.139        557       112,779      85.38         87.17
Louisiana                               60      4,105,229       0.77       8.197        597        68,420      83.40         80.01
Maine                                    4        614,716       0.11       7.972        617       153,679      75.55         23.55
Maryland                                91     18,174,903       3.40       7.755        631       199,724      87.22         67.25
Massachusetts                           10      3,251,497       0.61       7.384        644       325,150      84.82          6.89
Michigan                                46      5,933,510       1.11       8.235        605       128,989      84.70         79.50
Minnesota                                3        913,098       0.17       7.072        588       304,366      76.61         28.80
Mississippi                             15      1,197,570       0.22       8.717        571        79,838      79.97         61.50
Missouri                                12      1,192,669       0.22       8.741        552        99,389      84.06         75.26
Montana                                 10      1,073,996       0.20       7.409        577       107,400      78.09         47.35
Nebraska                                 2        216,129       0.04       8.150        596       108,064      80.89          0.00
Nevada                                  46     10,587,149       1.98       7.798        666       230,155      84.03         35.02
New Hampshire                            1        243,064       0.05       8.875        578       243,064      90.00        100.00
New Jersey                               9      2,238,696       0.42       8.289        605       248,744      90.90         93.81
New Mexico                               1         89,318       0.02       7.990        612        89,318      79.91        100.00
New York                                77     21,235,697       3.97       7.470        628       275,788      83.42         41.70
North Carolina                          19      1,515,765       0.28       8.328        575        79,777      84.00         99.01
Ohio                                    20      1,493,775       0.28       8.090        586        74,689      84.63         68.18
Oklahoma                                25      1,505,449       0.28       8.321        589        60,218      85.29         92.90
Oregon                                   5      1,092,181       0.20       7.860        666       218,436      83.34         27.67
Pennsylvania                            92      9,939,193       1.86       7.890        586       108,035      80.36         71.81
South Carolina                           8      1,193,872       0.22       8.291        602       149,234      83.56         95.32
Tennessee                               42      3,476,552       0.65       8.429        580        82,775      85.53         89.30
Texas                                   97     13,100,568       2.45       7.838        625       135,057      81.67         49.61
Utah                                     6        592,647       0.11       8.841        547        98,775      85.32         96.80
Vermont                                  2        233,629       0.04       7.067        592       116,815      77.76        100.00
Virginia                                77     13,696,727       2.56       7.431        606       177,880      82.93         54.88
Washington                              24      2,719,407       0.51       7.420        614       113,309      81.41         77.29
Wisconsin                                9      1,204,833       0.23       8.575        606       133,870      87.01         54.90
                              ------------   ------------  ---------    --------   --------   -----------   --------    ----------
TOTAL:                               2,504   $535,181,746     100.00%      7.237%       637   $   213,731      83.36%        51.18%
                              ============   ============  =========    ========   ========   ===========   ========    ==========

No more than approximately 1.00% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


ORIGINAL LOAN-TO-VALUE RATIOS

                                         AGGREGATE                            WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL    PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
RANGE OF ORIGINAL        NUMBER OF        BALANCE      MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN-TO-VALUE RATIOS   MORTGAGE LOANS   OUTSTANDING      POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------   --------------  -------------  ----------   --------   --------   -----------   --------   -----------
50.00% or less                 47      $   5,771,525     1.08%       6.935%       597     $ 122,798      41.56%      45.47%
50.01% to 55.00%               17          3,138,532     0.59        6.646        601       184,620      52.89       30.93
55.01% to 60.00%               19          4,346,149     0.81        6.774        597       228,745      57.77       26.11
60.01% to 65.00%               45         12,344,488     2.31        6.717        607       274,322      63.21       43.41
65.01% to 70.00%               84         24,574,786     4.59        6.806        598       292,557      68.36       41.69
70.01% to 75.00%              174         46,103,432     8.61        6.916        612       264,962      74.02       38.97
75.01% to 80.00%              693        192,857,701    36.04        6.585        653       278,294      79.68       45.48
80.01% to 85.00%              216         51,202,906     9.57        7.124        606       237,050      84.34       59.49
85.01% to 90.00%              285         72,990,757    13.64        7.014        636       256,108      89.56       56.97
90.01% to 95.00%              281         57,873,330    10.81        7.639        633       205,955      94.58       73.31
95.01% to 100.00%             643         63,978,139    11.95        9.771        666        99,499      99.81       52.23
                          -------      -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                      2,504      $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                          =======      =============   ======      =======      =====     =========    =======     =======

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 19.20% to 100.00%. With respect to the Mortgage Loans which are in a second lien position, this table was calculated using the Combined Loan-to-Value Ratio for such Mortgage Loans. Approximately 11.34% of the Mortgage Loans are in a second lien position and the weighted average Combined Loan-to-Value Ratio for such Mortgage Loans was approximately 98.51%. The weighted average Second Lien ratio for the Mortgage Loans which are in a second lien position was approximately 20.04%.

LOAN PURPOSE

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
LOAN PURPOSE           MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
---------------------  --------------  -------------  ----------   --------   --------   -----------   --------   -----------
Purchase                    1,283      $ 265,627,916    49.63%       7.360%       660     $ 207,037      85.16%      44.27%
Refinance - Cashout           914       205,206,348     38.34        7.135        613       224,515      81.60       55.05
Refinance - Rate Term         307        64,347,482     12.02        7.054        619       209,601      81.53       67.37
                          -------      -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                      2,504      $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                          =======      =============   ======      =======      =====     =========    =======     =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


PROPERTY TYPE

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PROPERTY TYPE              MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------       --------------  -------------  ----------   --------   --------   -----------   --------   -----------
Single Family Detached          1,884      $ 389,034,836     72.69%      7.214%      634      $ 206,494      82.87%      49.14%
Rowhouse                            1            364,127      0.07       7.500       562        364,127      85.00        0.00
Condominium                       175         34,851,189      6.51       7.290       648        199,150      85.93       49.63
Two- to Four-Family               100         20,743,853      3.88       7.492       662        207,439      83.93       55.04
Manufactured Housing               14            945,833      0.18       7.628       601         67,559      73.93       82.62
Planned Unit Development          330         89,241,909     16.68       7.255       641        270,430      84.45       59.64
                              -------      -------------    ------     -------     -----      ---------    -------     -------
TOTAL:                          2,504      $ 535,181,746    100.00%      7.237%      637      $ 213,731      83.36%      51.18%
                              =======      =============    ======     =======     =====      =========    =======     =======

DOCUMENTATION

                                            AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                             NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
DOCUMENTATION              MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------       --------------  -------------  ----------   --------   --------   -----------   --------   -----------
Full Documentation              1,263       $237,912,300      44.45%     7.177%      624      $ 188,371      85.12%     100.00%
Streamlined Documentation         488         91,480,456      17.09      7.847       675        187,460      83.88        0.00
Stated Documentation              288         77,995,616      14.57      6.993       629        270,818      76.97        0.00
Limited Documenation              207         56,057,798      10.47      7.076       633        270,811      83.85        0.00
Full/Alt Documentation            120         35,984,262       6.72      7.008       637        299,869      82.52      100.00
Lite Documentation                138         35,751,314       6.68      7.092       649        259,067      84.28        0.00
                              -------      -------------    ------     -------     -----      ---------    -------     -------
TOTAL:                          2,504      $ 535,181,746    100.00%      7.237%      637      $ 213,731      83.36%      51.18%
                              =======      =============    ======     =======     =====      =========    =======     =======


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


OCCUPANCY

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                         NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
OCCUPANCY              MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------   --------------  -------------  ----------   --------   --------   -----------   --------   -----------
Primary                     2,350      $ 506,984,703    94.73%       7.238%       636     $ 215,738      83.49%      51.62%
Investment                    118         20,959,074     3.92        7.307        654       177,619      80.05       44.50
Second Home                    36          7,237,968     1.35        6.999        673       201,055      83.72       39.39
                          -------      -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                      2,504      $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                          =======      =============   ======      =======      =====     =========    =======     =======

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.

MORTGAGE LOAN AGE SUMMARY

                                        AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                        PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
MORTGAGE LOAN AGE        NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
(MONTHS)               MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------   --------------  -------------  ----------   --------   --------   -----------   --------   -----------
3                             752      $ 159,095,045    29.73%       7.124%       636     $ 211,563      83.53%      51.33%
4                             943        203,044,518     37.94       7.226        639       215,318      83.51       52.13
5                             631        131,750,967     24.62       7.318        636       208,797      83.25       50.02
6                             146         34,174,442      6.39       7.375        641       234,072      83.21       51.37
7                              23          5,610,315      1.05       7.961        617       243,927      78.24       39.54
8                               6          1,219,768      0.23       7.724        589       203,295      73.47       56.27
9                               3            286,690      0.05       7.829        629        95,563      87.98        5.35
                          -------      -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                      2,504      $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                          =======      =============   ======      =======      =====     =========    =======     =======

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4
GROUP B COLLATERAL SUMMARY


ORIGINAL PREPAYMENT PENALTY TERM

                                         AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT       NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM            MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
--------------------    --------------  -------------  ----------   --------   --------   -----------   --------   -----------
None                           527      $ 109,595,758    20.48%       7.804%       643     $ 207,962      85.08%      50.49%
12 Months                       99         34,372,809     6.42        7.074        647       347,200      82.57       43.28
24 Months                    1,348        304,346,712    56.87        7.031        633       225,776      82.86       49.52
36 Months                      530         86,866,468    16.23        7.307        641       163,899      83.23       60.99
                           -------      -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                       2,504      $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                           =======      =============   ======      =======      =====     =========    =======     =======

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.

CREDIT SCORES

                                         AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED     PERCENT
                                         PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE     FULL OR
                          NUMBER OF       BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE     ORIGINAL   ALTERNATIVE
RANGE OF CREDIT SCORES  MORTGAGE LOANS  OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV         DOC
----------------------  --------------  -------------  ----------   --------   --------   -----------   --------   -----------
500 to 500                      5       $     949,258     0.18%       8.492%       500     $ 189,852      72.44%      17.43%

501 to 525                    142          19,970,599     3.73        8.239        513       140,638      78.03       75.68

526 to 550                    137          22,914,031     4.28        7.878        538       167,256      77.66       70.21

551 to 575                    191          43,070,234     8.05        7.375        564       225,499      80.39       55.04

576 to 600                    274          50,186,887     9.38        7.521        589       183,164      82.74       71.06

601 to 625                    392          81,209,631    15.17        7.265        613       207,167      83.00       59.09

626 to 650                    405          96,200,108    17.98        7.074        638       237,531      83.61       44.96

651 to 675                    383          94,183,858    17.60        7.083        663       245,911      84.81       41.35

676 to 700                    234          47,514,918     8.88        7.224        686       203,055      85.44       38.27

701 to 725                    162          35,682,381     6.67        6.982        712       220,262      86.06       46.62

726 to 750                    111          27,291,060     5.10        6.690        736       245,865      84.95       43.03
751 to 775                     40           8,581,404     1.60        7.064        761       214,535      85.04       44.51
776 to 796                     28           7,427,376     1.39        6.965        784       265,263      86.24       35.01
                          -------       -------------   ------      -------      -----     ---------    -------     -------
TOTAL:                      2,504       $ 535,181,746   100.00%       7.237%       637     $ 213,731      83.36%      51.18%
                          =======       =============   ======      =======      =====     =========    =======     =======

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 500 to 796 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 637.

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
                     GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------
CREDIT GRADE

                                            AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
CREDIT GRADE             MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
------------             --------------    -----------    -----------  --------   --------   -----------    --------   -----------
AA                                 1,072    $250,942,632      46.89%      7.030%        685      $234,088      85.28%       42.45%
A                                    662     143,292,474       26.77       7.220        625       216,454       82.91        53.22
A-                                   236      42,652,652        7.97       7.608        595       180,732       84.35        66.88
B+                                   224      48,179,112        9.00       7.272        569       215,085       79.56        56.65
B                                    285      46,384,006        8.67       7.916        535       162,751       78.11        71.07
C                                     25       3,730,870        0.70       8.715        536       149,235       74.14        62.61
TOTAL:                             2,504    $535,181,746     100.00%      7.237%        637      $213,731      83.36%       51.18%

GROSS MARGINS

                                             AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                             PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                             NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
RANGE OF GROSS MARGINS    MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
----------------------    --------------    -----------    ----------   --------   --------   -----------    --------   -----------
3.001% to 3.500%                        1        $382,328       0.09%      6.750%        696      $382,328      80.00%        0.00%
3.501% to 4.000%                        1         124,616        0.03       5.875        625       124,616       78.13       100.00
4.001% to 4.500%                        8       4,248,817        1.04       5.520        653       531,102       74.86        66.36
4.501% to 5.000%                      185      69,392,974       17.01       6.061        660       375,097       79.65        55.84
5.001% to 5.500%                      202      73,603,144       18.04       6.321        649       364,372       79.87        47.15
5.501% to 6.000%                      218      68,801,259       16.86       6.489        642       315,602       80.70        43.99
6.001% to 6.500%                      283      84,993,282       20.83       6.928        627       300,330       81.31        41.20
6.501% to 7.000%                      196      48,083,870       11.78       7.321        616       245,326       85.27        52.97
7.001% to 7.500%                      112      20,003,807        4.90       7.772        600       178,605       83.69        64.45
7.501% to 8.000%                      212      33,848,004        8.30       8.416        583       159,660       85.57        62.87
8.001% to 8.500%                       27       3,067,257        0.75       8.900        573       113,602       86.42        84.31
8.501% to 9.000%                        7         845,859        0.21       9.764        528       120,837       82.65        31.31
9.001% to 9.500%                        4         632,412        0.15       9.631        562       158,103       92.97        79.75
TOTAL:                              1,456    $408,027,628     100.00%      6.818%        633      $280,239      81.59%       50.16%

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 3.375% per annum to 9.250% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans was approximately 6.015% per annum.

--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
                     GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES

                                            AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
RANGE OF MAXIMUM            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
MORTGAGE RATES           MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
----------------         --------------    -----------    ----------   --------   --------   -----------    --------   -----------
12.000% or less                       78     $32,075,949       7.86%      5.358%        668      $411,230      79.93%       59.46%
12.001% to 12.500%                   186      69,916,858       17.14       5.880        668       375,897       79.96        57.93
12.501% to 13.000%                   234      83,618,171       20.49       6.354        645       357,343       80.25        47.04
13.001% to 13.500%                   286      86,779,870       21.27       6.819        631       303,426       81.16        37.27
13.501% to 14.000%                   199      50,651,863       12.41       7.327        624       254,532       83.54        44.64
14.001% to 14.500%                   165      43,078,477       10.56       7.818        597       261,082       84.69        58.54
14.501% to 15.000%                   120      17,288,720        4.24       8.297        592       144,073       84.03        59.28
15.001% to 15.500%                   105      14,925,118        3.66       8.811        564       142,144       82.96        59.47
15.501% to 16.000%                    45       5,263,096        1.29       9.290        542       116,958       85.20        76.95
16.001% to 16.500%                    28       3,474,919        0.85       9.872        536       124,104       84.19        61.59
16.501% to 17.000%                     7         746,725        0.18       9.916        547       106,675       79.77        29.54
17.001% to 17.500%                     1          96,848        0.02      10.625        523        96,848       58.79         0.00
17.501% to 18.000%                     1          55,103        0.01      11.500        516        55,103       80.00       100.00
18.501% to 19.000%                     1          55,909        0.01      12.375        519        55,909       70.00         0.00
TOTAL:                             1,456    $408,027,628     100.00%      6.818%        633      $280,239      81.59%       50.16%

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 10.500% per annum to 18.875% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans was approximately 13.309% per annum.


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
                     GROUP B COLLATERAL SUMMARY
--------------------------------------------------------------------------------

NEXT ADJUSTMENT DATE

                                            AGGREGATE                             WEIGHTED     AVERAGE      WEIGHTED     PERCENT
                                            PRINCIPAL     PERCENT OF   WEIGHTED    AVERAGE    PRINCIPAL     AVERAGE      FULL OR
                            NUMBER OF        BALANCE       MORTGAGE    AVERAGE     CREDIT      BALANCE      ORIGINAL   ALTERNATIVE
NEXT ADJUSTMENT DATE     MORTGAGE LOANS    OUTSTANDING       POOL       COUPON      SCORE    OUTSTANDING      LTV          DOC
--------------------     --------------    -----------    ----------   --------   --------   -----------    --------   -----------
July 2004                              3        $298,462       0.07%      6.302%        659       $99,487      76.89%       18.42%
September 2005                         2         271,357        0.07       7.720        627       135,678       87.30         0.00
October 2005                           5       1,115,031        0.27       7.346        586       223,006       71.56        52.16
November 2005                         11       3,588,556        0.88       7.757        608       326,232       73.74        36.01
December 2005                         83      23,868,814        5.85       7.039        635       287,576       81.89        51.11
January 2006                         338      90,849,240       22.27       6.976        629       268,785       81.64        47.23
February 2006                        504     143,384,720       35.14       6.849        631       284,493       81.40        48.79
March 2006                           397     109,340,149       26.80       6.663        632       275,416       81.71        49.14
December 2006                          1         101,243        0.02       8.750        543       101,243       80.00       100.00
January 2007                          10       3,334,419        0.82       7.131        607       333,442       84.10        76.42
February 2007                         19       4,050,266        0.99       6.952        618       213,172       83.71        59.32
March 2007                            15       3,011,197        0.74       6.970        600       200,746       81.44        54.04
November 2008                          1         260,437        0.06       6.950        646       260,437       80.00         0.00
December 2008                          4       1,480,457        0.36       6.323        675       370,114       87.38        64.43
January 2009                          20       7,098,865        1.74       6.471        679       354,943       83.08        67.91
February 2009                         26      10,194,409        2.50       6.025        671       392,093       81.13        66.87
March 2009                            17       5,780,004        1.42       6.422        633       340,000       83.55        81.02
TOTAL:                             1,456    $408,027,628     100.00%      6.818%        633      $280,239      81.59%       50.16%






--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
--------------------------------------------------------------------------------

                         GROUP A ASSUMED MORTGAGE POOLS

                        GROUP A FIXED RATE MORTGAGE LOANS

                                                                                                                         ORIGINAL
                                                                ORIGINAL     REMAINING       ORIGINAL      REMAINING     MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION  AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM          TERM           TERM           TERM        PENALTY
CURRENT BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)      (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
-------------------  --------  --------  --------  ---------  ------------  ------------  -------------  -------------  ----------
         118,787.71    8.625    8.125      180        177         360           357             0              0             0
       1,788,173.08    7.035    6.535      180        176         180           176             0              0             0
          80,020.96    7.625    7.125      180        175         180           175             0              0            12
         291,773.03    7.321    6.821      180        177         180           177             0              0            24
       6,546,711.45    6.794    6.294      180        176         180           176             0              0            36
         316,958.77    6.523    6.023      240        236         240           236             0              0             0
         185,460.52    6.490    5.990      240        236         240           236             0              0            12
         549,324.70    6.854    6.354      240        236         240           236             0              0            36
      16,516,243.46    7.214    6.714      360        356         360           356             0              0             0
      14,121,218.43    7.433    6.933      360        356         360           356             0              0            12
      10,609,666.11    6.740    6.240      360        356         360           356             0              0            24
      93,675,081.89    6.887    6.387      360        356         360           356             0              0            36
      14,114,496.15   11.402    10.902     180        176         360           356             0              0             0
         864,228.68   10.492    9.992      180        176         360           356             0              0            12
      20,379,614.28   10.569    10.069     180        176         360           356             0              0            24
      16,024,021.40   10.782    10.282     180        176         360           356             0              0            36
         429,013.28   11.453    10.953     180        176         180           176             0              0             0
         142,760.48   10.917    10.417     180        176         180           176             0              0            24
         400,251.63   10.139    9.639      180        175         180           175             0              0            36
          44,909.03   10.500    10.000     360        355         360           355             0              0            24


RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
--------------------------------------------------------------------------------

                     GROUP A ADJUSTABLE RATE MORTGAGE LOANS



                                                                ORIGINAL       REMAINING               INITIAL
                                  NET    ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                     MORTGAGE  MORTGAGE    TERM       TERM        TERM           TERM         GROSS    CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE ($)   RATE(%)   RATE(%)  (MONTHS)   (MONTHS)    (MONTHS)       (MONTHS)     MARGIN(%)  CAP(%)    CAP(%)   RATE(%)
-------------------  --------  --------  --------  ---------  -------------  -------------  ---------  -------  --------  -------
         855,788.27    6.813     6.313      360       356           0              0          6.130     1.065    1.000     13.313
          96,631.35    9.000     8.500      360       355           0              0          6.375     1.000    1.000     15.500
       1,145,810.16    6.667     6.167      360       355           0              0          5.726     1.262    1.000     13.138
         261,600.00    5.750     5.250      360       355          60             55          5.125     3.000    1.000     12.250
      95,584,025.87    7.218     6.718      360       356           0              0          6.240     1.538    1.002     13.719
      16,037,591.95    7.026     6.526      360       356           0              0          6.124     1.534    1.000     13.526
     372,084,696.86    6.837     6.337      360       356           0              0          6.037     1.567    1.001     13.322
       8,542,251.46    7.111     6.611      360       355           0              0          6.349     1.652    1.000     13.611
          92,959.95    7.750     7.250      360       352           0              0          7.000     1.500    1.000     14.250
       2,284,375.41    6.577     6.077      360       356          60             56          5.499     3.000    1.000     13.077
       1,631,785.62    6.158     5.658      360       356          60             56          5.179     3.000    1.000     12.487
      29,347,269.89    5.913     5.413      360       355          60             55          5.289     3.000    1.000     12.396
       1,046,720.00    6.447     5.947      360       356          60             56          5.355     4.149    1.000     12.947
       9,429,485.15    6.865     6.365      360       356           0              0          5.875     2.926    1.000     13.365
         330,770.67    6.307     5.807      360       356           0              0          5.858     3.000    1.000     12.807
       3,851,571.38    6.599     6.099      360       356           0              0          5.864     2.482    1.000     13.099
      14,936,045.45    6.679     6.179      360       356           0              0          6.094     3.000    1.000     13.163
       1,660,746.45    7.363     6.863      360       356           0              0          6.503     2.647    1.000     13.863
         510,373.58    6.285     5.785      360       355           0              0          5.556     3.000    1.000     12.785
       2,373,644.89    6.381     5.881      360       356           0              0          5.552     2.789    1.000     12.881
      12,848,904.81    6.516     6.016      360       356           0              0          5.987     3.000    1.000     13.016
         102,800.00    5.500     5.000      360       357          60             57          5.000     5.000    1.000     12.000
         384,000.00    6.042     5.542      360       356          60             56          5.770     5.000    1.000     12.542
         441,600.00    6.348     5.848      360       356          60             56          5.424     5.000    1.000     12.848
       3,704,840.96    6.224     5.724      360       356          60             56          6.012     5.000    1.000     12.724


                                          NUMBER OF
                                           MONTHS                    ORIGINAL
                                 RATE    UNTIL NEXT                  MONTHS TO
                                CHANGE      RATE                    PREPAYMENT
                     MINIMUM  FREQUENCY  ADJUSTMENT                   PENALTY
CURRENT BALANCE ($)  RATE(%)   (MONTHS)     DATE         INDEX      EXPIRATION
-------------------  -------  ---------  ----------  -------------  ----------
         855,788.27   6.813       6           2      6 Month LIBOR       0
          96,631.35   9.000       6           1      6 Month LIBOR       6
       1,145,810.16   6.638       6           3      6 Month LIBOR      24
         261,600.00   5.750       6           1      6 Month LIBOR      24
      95,584,025.87   7.212       6          20      6 Month LIBOR       0
      16,037,591.95   7.026       6          20      6 Month LIBOR      12
     372,084,696.86   6.836       6          20      6 Month LIBOR      24
       8,542,251.46   7.111       6          19      6 Month LIBOR      36
          92,959.95   7.750       6          16      6 Month LIBOR      60
       2,284,375.41   6.577       6          20      6 Month LIBOR       0
       1,631,785.62   6.158       6          20      6 Month LIBOR      12
      29,347,269.89   5.913       6          20      6 Month LIBOR      24
       1,046,720.00   6.447       6          20      6 Month LIBOR      36
       9,429,485.15   6.865       6          32      6 Month LIBOR       0
         330,770.67   6.307       6          32      6 Month LIBOR      12
       3,851,571.38   6.599       6          32      6 Month LIBOR      24
      14,936,045.45   6.679       6          32      6 Month LIBOR      36
       1,660,746.45   7.363       6          56      6 Month LIBOR       0
         510,373.58   6.285       6          55      6 Month LIBOR      12
       2,373,644.89   6.381       6          56      6 Month LIBOR      24
      12,848,904.81   6.516       6          56      6 Month LIBOR      36
         102,800.00   5.500       6          57      6 Month LIBOR       0
         384,000.00   6.042       6          56      6 Month LIBOR      12
         441,600.00   6.348       6          56      6 Month LIBOR      24
       3,704,840.96   6.224       6          56      6 Month LIBOR      36


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
--------------------------------------------------------------------------------

                         GROUP B ASSUMED MORTGAGE POOLS

                        GROUP B FIXED RATE MORTGAGE LOAN

                                                                                                                          ORIGINAL
                                                                ORIGINAL      REMAINING       ORIGINAL      REMAINING    MONTHS TO
                                 NET     ORIGINAL  REMAINING  AMORTIZATION   AMORTIZATION  INTEREST-ONLY  INTEREST-ONLY  PREPAYMENT
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM           TERM           TERM       PENALTY
CURRENT BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)       (MONTHS)       (MONTHS)    EXPIRATION
-------------------  --------  --------  --------  ---------  ------------   ------------  -------------  -------------  ----------
         220,269.41    7.360    6.860      180        176         360            356             0              0            24
         719,307.89    7.618    7.118      180        176         180            176             0              0            0
         443,411.48    7.128    6.628      180        177         180            177             0              0            24
       3,447,777.39    6.731    6.231      180        176         180            176             0              0            36
         271,219.57    8.087    7.587      240        236         240            236             0              0            0
         283,390.59    6.853    6.353      240        236         240            236             0              0            36
       8,774,180.48    7.058    6.558      360        356         360            356             0              0            0
       4,515,599.58    6.984    6.484      360        356         360            356             0              0            12
       3,635,897.21    7.078    6.578      360        356         360            356             0              0            24
      44,135,208.92    6.874    6.374      360        356         360            356             0              0            36
      17,194,893.68   10.870    10.370     180        176         360            356             0              0            0
       2,287,971.43   10.351    9.851      180        175         360            355             0              0            12
      27,519,292.03   10.088    9.588      180        176         360            356             0              0            24
      12,085,275.04   10.370    9.870      180        176         360            356             0              0            36
         589,750.80   11.398    10.898     180        176         180            176             0              0            0
         102,729.88    9.948    9.448      180        176         180            176             0              0            24
         840,039.75   10.618    10.118     180        176         180            176             0              0            36
          87,902.40   10.875    10.375     360        357         360            357             0              0            12


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

[MERRILL LYNCH LOGO] COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC4
--------------------------------------------------------------------------------


                     GROUP B ADJUSTABLE RATE MORTGAGE LOANS


                                                                ORIGINAL       REMAINING               INITIAL
                                 NET     ORIGINAL  REMAINING  INTEREST-ONLY  INTEREST-ONLY              RATE
                     MORTGAGE  MORTGAGE    TERM      TERM         TERM           TERM         GROSS    CHANGE   PERIODIC  MAXIMUM
CURRENT BALANCE ($)   RATE(%)  RATE(%)   (MONTHS)  (MONTHS)     (MONTHS)       (MONTHS)     MARGIN(%)  CAP(%)    CAP(%)   RATE(%)
-------------------  --------  --------  --------  ---------  -------------  -------------  ---------  -------  --------  -------
         130,540.39    6.000    5.500      360        355           0              0          5.500     1.000    1.000    12.500
         167,921.48    6.536    6.036      360        355           0              0          6.207     1.000    1.000    13.036
      75,881,077.13    7.272    6.772      360        356           0              0          6.279     1.541    1.002    13.763
      17,864,464.95    7.062    6.562      360        356           0              0          6.166     1.568    1.000    13.579
     229,982,458.42    6.852    6.352      360        356           0              0          6.060     1.586    1.000    13.340
       2,827,649.23    7.387    6.887      360        355           0              0          6.041     1.500    1.000    13.887
       4,421,098.32    6.203    5.703      360        355          60             55          5.371     3.000    1.000    12.637
       4,577,442.12    6.380    5.880      360        356          60             56          5.409     3.000    1.000    12.880
      36,397,309.29    5.944    5.444      360        356          60             56          5.307     2.986    1.000    12.442
         466,368.26    5.875    5.375      360        355          60             55          5.625     3.000    1.000    12.375
       1,613,689.40    7.433    6.933      360        356           0              0          6.855     3.000    1.000    13.933
         474,547.54    5.781    5.281      360        357           0              0          6.014     3.000    1.000    12.281
       1,136,090.25    6.145    5.645      360        356           0              0          5.061     3.000    1.000    12.645
       6,418,798.32    7.193    6.693      360        356           0              0          6.438     3.000    1.000    13.730
         854,000.00    6.931    6.431      360        356          60             56          6.735     5.000    1.000    13.808
       2,051,316.29    6.267    5.767      360        356           0              0          5.341     2.601    1.000    12.601
       3,578,383.73    6.608    6.108      360        356           0              0          6.013     2.716    1.000    13.108
      10,181,761.91    6.350    5.850      360        356           0              0          6.040     3.072    1.000    12.823
       1,659,564.35    6.087    5.587      360        355          60             55          5.213     5.000    1.000    12.587
       1,330,870.00    5.963    5.463      360        356          60             56          5.640     5.000    1.000    12.463
       6,012,276.62    6.062    5.562      360        356          60             56          5.681     5.000    1.000    12.562


                                           NUMBER OF                   ORIGINAL
                                RATE     MONTHS UNTIL                  MONTHS TO
                               CHANGE      NEXT RATE                  PREPAYMENT
                     MINIMUM  FREQUENCY   ADJUSTMENT                    PENALTY
CURRENT BALANCE ($)  RATE(%)  (MONTHS)       DATE          INDEX      EXPIRATION
-------------------  -------  ---------  ------------  -------------  ----------
         130,540.39   6.000       6            1       6 Month LIBOR       0
         167,921.48   6.536       6            1       6 Month LIBOR      36
      75,881,077.13   7.270       6           20       6 Month LIBOR       0
      17,864,464.95   7.062       6           20       6 Month LIBOR      12
     229,982,458.42   6.850       6           20       6 Month LIBOR      24
       2,827,649.23   7.387       6           19       6 Month LIBOR      36
       4,421,098.32   6.203       6           19       6 Month LIBOR       0
       4,577,442.12   6.380       6           20       6 Month LIBOR      12
      36,397,309.29   5.944       6           20       6 Month LIBOR      24
         466,368.26   5.875       6           19       6 Month LIBOR      36
       1,613,689.40   7.433       6           32       6 Month LIBOR       0
         474,547.54   5.781       6           33       6 Month LIBOR      12
       1,136,090.25   6.145       6           32       6 Month LIBOR      24
       6,418,798.32   7.193       6           32       6 Month LIBOR      36
         854,000.00   6.931       6           32       6 Month LIBOR      12
       2,051,316.29   6.267       6           56       6 Month LIBOR      12
       3,578,383.73   6.608       6           56       6 Month LIBOR      24
      10,181,761.91   6.350       6           56       6 Month LIBOR      36
       1,659,564.35   6.087       6           55       6 Month LIBOR      12
       1,330,870.00   5.963       6           56       6 Month LIBOR      24
       6,012,276.62   6.062       6           56       6 Month LIBOR      36


--------------------------------------------------------------------------------
RECIPIENTS MUST READ THE INFORMATION CONTAINED IN THE ATTACHED STATEMENT. DO NOT USE OR RELY ON THIS INFORMATION IF YOU HAVE NOT RECEIVED OR REVIEWED THE STATEMENT. IF YOU HAVE NOT RECEIVED THE STATEMENT, CALL YOUR MERRILL LYNCH ACCOUNT EXECUTIVE FOR ANOTHER COPY. THE COLLATERAL INFORMATION SET FORTH IN THE COMPUTATIONAL MATERIALS SUPERSEDES ANY PREVIOUSLY DISTRIBUTED COLLATERAL INFORMATION RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION AND WILL BE SUPERSEDED BY THE INFORMATION SET FORTH IN THE FINAL PROSPECTUS SUPPLEMENT.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                            ONE MONTH LIBOR CAP TABLE


                                                         NOTIONAL             1ML STRIKE        1ML STRIKE
                      BEGINNING    ENDING ACCRUAL         BALANCE          LOWER COLLAR (%)    UPPER COLLAR
    PERIOD             ACCRUAL                              ($)                                    (%)
    ------            ---------    --------------      ----------------    ---------------     ------------
    1                  06/15/04       07/25/04         1,300,160,000.00          4.657             8.900
    2                  07/25/04       08/25/04         1,285,550,416.21          6.172             8.900
    3                  08/25/04       09/25/04         1,268,134,485.40          6.174             8.900
    4                  09/25/04       10/25/04         1,247,954,502.22          6.395             8.900
    5                  10/25/04       11/25/04         1,225,054,758.79          6.179             8.900
    6                  11/25/04       12/25/04         1,199,515,271.75          6.400             8.900
    7                  12/25/04       01/25/05         1,171,422,296.37          6.185             8.900
    8                  01/25/05       02/25/05         1,141,500,321.67          6.190             8.900
    9                  02/25/05       03/25/05         1,109,971,827.71          6.896             8.900
    10                 03/25/05       04/25/05         1,079,323,272.45          6.201             8.900
    11                 04/25/05       05/25/05         1,049,531,136.99          6.424             8.900
    12                 05/25/05       06/25/05         1,020,570,945.03          6.211             8.900
    13                 06/25/05       07/25/05           992,419,048.39          6.435             8.900
    14                 07/25/05       08/25/05           965,052,479.51          6.222             8.900
    15                 08/25/05       09/25/05           938,448,963.56          6.228             8.900
    16                 09/25/05       10/25/05           912,585,215.00          6.453             8.900
    17                 10/25/05       11/25/05           887,442,006.18          6.239             8.900
    18                 11/25/05       12/25/05           862,998,810.29          6.465             8.900
    19                 12/25/05       01/25/06           838,387,529.57          6.251             8.900
    20                 01/25/06       02/25/06           798,835,124.57          6.290             8.900
    21                 02/25/06       03/25/06           761,351,827.57          8.182             8.900
    22                 03/25/06       04/25/06           725,934,309.66          7.362             8.900
    23                 04/25/06       05/25/06           692,359,426.41          7.624             8.900
    24                 05/25/06       06/25/06           661,019,430.55          7.372             8.900
    25                 06/25/06       07/25/06           640,373,922.37          7.634             8.900
    26                 07/25/06       08/25/06           620,403,903.97          7.392             8.900
    27                 08/25/06       09/25/06           601,081,311.50          7.989             8.900
    28                 09/25/06       10/25/06           582,426,097.18          8.270             8.900
    29                 10/25/06       11/25/06           564,372,040.59          7.993             8.900
    30                 11/25/06       12/25/06           546,898,943.27          8.273             8.900
    31                 12/25/06       01/25/07           529,987,333.68          7.997             8.900
    32                 01/25/07       02/25/07           513,618,412.53          8.010             8.900
    33                 02/25/07       03/25/07           497,774,439.04          8.900             8.900
    34                 03/25/07       04/25/07           482,472,493.81          8.663             8.900
    35                 04/25/07       05/25/07           467,658,352.50          8.900             8.900
    36                 05/25/07       06/25/07           453,315,674.67          8.661             8.900
    37                 06/25/07       07/25/07           439,428,783.15          8.900             8.900
    38                 07/25/07       08/25/07           429,910,015.25          8.588             8.900


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                     HYPOTHETICAL AVAILABLE FUNDS CAP TABLE

                                                    AVAIL.     AVAIL.
                                    AVAIL. FUNDS   FUNDS CAP  FUNDS CAP  AVAIL. FUNDS
                                       CAP (%)        (%)        (%)       CAP (%)
   PERIOD        PAYMENT DATE         (1)(2)(4)    (1)(2)(5)  (1)(3)(4)   (1)(3)(5)
   ------        ------------         ---------    ---------  ---------   ---------
     1             7/25/2004            5.053        6.737      5.053       6.737
     2             8/25/2004            6.521        6.739      9.250       9.558
     3             9/25/2004            6.524        6.741      9.250       9.558
     4            10/25/2004            6.744        6.744      9.250       9.250
     5            11/25/2004            6.528        6.746      9.250       9.559
     6            12/25/2004            6.749        6.749      9.250       9.250
     7             1/25/2005            6.534        6.752      9.250       9.558
     8             2/25/2005            6.538        6.756      9.250       9.558
     9             3/25/2005            7.244        6.761      9.250       8.634
     10            4/25/2005            6.548        6.766      9.250       9.558
     11            5/25/2005            6.771        6.771      9.250       9.250
     12            6/25/2005            6.558        6.776      9.250       9.558
     13            7/25/2005            6.782        6.782      9.250       9.250
     14            8/25/2005            6.568        6.787      9.250       9.558
     15            9/25/2005            6.574        6.793      9.250       9.558
     16           10/25/2005            6.798        6.798      9.250       9.250
     17           11/25/2005            6.585        6.804      9.250       9.559
     18           12/25/2005            6.810        6.810      9.250       9.250
     19            1/25/2006            6.597        6.817      9.250       9.559
     20            2/25/2006            6.620        6.841      9.250       9.558
     21            3/25/2006            7.882        7.357      9.250       8.633
     22            4/25/2006            7.131        7.368      9.250       9.558
     23            5/25/2006            7.380        7.380      9.250       9.250
     24            6/25/2006            7.153        7.392      9.250       9.559
     25            7/25/2006            7.399        7.399      9.250       9.250
     26            8/25/2006            7.167        7.406      9.250       9.558
     27            9/25/2006            7.174        7.413      9.250       9.559

                                                      AVAIL.      AVAIL.
                                      AVAIL. FUNDS   FUNDS CAP  FUNDS CAP  AVAIL. FUNDS
                                         CAP (%)        (%)        (%)        CAP (%)
      PERIOD        PAYMENT DATE        (1)(2)(4)    (1)(2)(5)  (1)(3)(4)    (1)(3)(5)
      ------        ------------        ---------    ---------  ---------   ---------
        28           10/25/2006           7.421        7.421      9.250        9.250
        29           11/25/2006           7.189        7.428      9.250        9.559
        30           12/25/2006           7.436        7.436      9.250        9.250
        31           1/25/2007            7.204        7.444      9.250        9.558
        32           2/25/2007            7.212        7.452      9.250        9.558
        33           3/25/2007            8.018        7.483      9.978        9.312
        34           4/25/2007            7.250        7.492      9.250        9.558
        35           5/25/2007            7.501        7.501      9.312        9.312
        36           6/25/2007            7.267        7.509      9.250        9.558
        37           7/25/2007            7.518        7.518      9.311        9.311
        38           8/25/2007            7.218        7.458      9.250        9.558
        39           9/25/2007            7.221        7.461      9.505        9.822
        40           10/25/2007           7.464        7.464      9.811        9.811
        41           11/25/2007           7.226        7.467      9.483        9.799
        42           12/25/2007           7.470        7.470      9.787        9.787
        43           1/25/2008            7.232        7.473      9.460        9.775
        44           2/25/2008            7.235        7.476      9.456        9.772
        45           3/25/2008            7.742        7.484      10.668      10.312
        46           4/25/2008            7.249        7.491      9.971       10.303
        47           5/25/2008            7.498        7.498      10.293      10.293
        48           6/25/2008            7.264        7.506      9.952       10.284
        49           7/25/2008            7.514        7.514      10.274      10.274
        50           8/25/2008            7.279        7.522      9.940       10.271
        51           9/25/2008            7.287        7.530      10.382      10.728
        52           10/25/2008           7.538        7.538      10.716      10.716
        53           11/25/2008           7.303        7.547      10.359      10.704
        54           12/25/2008           7.555        7.555      10.692      10.692


                                   AVAIL.     AVAIL.
                                  FUNDS CAP  FUNDS CAP  AVAIL. FUNDS   AVAIL. FUNDS
                                     (%)        (%)        CAP (%)       CAP (%)
   PERIOD       PAYMENT DATE      (1)(2)(4)  (1)(2)(5)    (1)(2)(4)     (1)(3)(5)
   ------       ------------      ---------  ---------  ---------       ---------
     55           1/25/2009         7.320      7.564       10.336         10.681
     56           2/25/2009         7.330      7.574       10.331         10.675
     57           3/25/2009         8.156      7.612       11.534         10.766
     58           4/25/2009         7.376      7.621       10.407         10.754
     59           5/25/2009         7.631      7.631       10.743         10.743
     60           6/25/2009         7.394      7.640       10.385         10.731
     61           7/25/2009         7.650      7.650       10.720         10.720
     62           8/25/2009         7.413      7.660       10.365         10.710
     63           9/25/2009         7.423      7.671       10.378         10.724
     64          10/25/2009         7.681      7.681       10.713         10.713
     65          11/25/2009         7.444      7.692       10.358         10.703
     66          12/25/2009         7.703      7.703       10.693         10.693
     67           1/25/2010         7.465      7.714       10.338         10.683
     68           2/25/2010         7.476      7.725       10.329         10.674
     69           3/25/2010         8.290      7.737       11.448         10.684
     70           4/25/2010         7.499      7.749       10.331         10.675
     71           5/25/2010         7.761      7.761       10.666         10.666
     72           6/25/2010         7.523      7.774       10.314         10.658
     73           7/25/2010         7.786      7.786       10.649         10.649
     74           8/25/2010         7.548      7.799       10.298         10.642
     75           9/25/2010         7.561      7.813       10.307         10.650
     76          10/25/2010         7.826      7.826       10.643         10.643
     77          11/25/2010         7.587      7.840       10.293         10.636
     78          12/25/2010         7.855      7.855       10.629         10.629
     79           1/25/2011         7.615      7.869       10.280         10.623


(1) Available Funds Cap for the Offered Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates as of the first day of the applicable accrual period, multiplied by 30 and divided by the actual number of days in the related accrual period. Available Funds Cap for the Class B-4 Certificates is a per annum rate equal to 12 times the quotient of (x) the total scheduled interest on the mortgage loans based on the net mortgage rates in effect on the related due date, divided by (y) the aggregate principal balance of the Certificates immediately prior to the relevant Distribution Date.

(2) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR remain constant at 1.125% and 1.605%, respectively.

(3) Assumes no losses, 10% optional termination, 20% HEP on fixed rate collateral and 100% PPC on the adjustable rate collateral, and 1 month LIBOR and 6 month LIBOR are 1.125% and 1.605%, respectively, for the first Distribution Date and both increase to 20.000% for each Distribution Date thereafter. The values indicated include proceeds from 1ML Cap, although such proceeds are excluded from the calculation of the Available Funds Cap described herein.

(4)  Available Funds Cap for the Offered Certificates.

(5)  Available Funds Cap for the Class B-4 Certificates.


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                       DISCOUNT MARGIN TABLE (TO CALL)(1)

                          0%               80%              100%             150%             200%
                     PRICING SPEED    PRICING SPEED     PRICING SPEED    PRICING SPEED   PRICING SPEED
                        TO CALL          TO CALL           TO CALL          TO CALL         TO CALL
                        -------          -------           -------          -------         -------
                      DISC MARGIN      DISC MARGIN       DISC MARGIN      DISC MARGIN     DISC MARGIN
                      -----------      -----------       -----------      -----------     -----------

CLASS A-1B

          100.00000             45                45              45                45               45


                WAL          17.80              2.86            2.23              1.26             0.97

           MOD DURN          15.25              2.77            2.18              1.25             0.97
   PRINCIPAL WINDOW  Jul04 - Oct32     Jul04 - Oct12   Jul04 - Jan11     Jul04 - Mar07    Jul04 - Apr06

CLASS A-2B1

          100.00000             12                12              12                12               12


                WAL          11.82              1.18            1.00              0.72             0.57

           MOD DURN          10.96              1.18            1.00              0.72             0.57
   PRINCIPAL WINDOW  Jul04 - Aug22     Jul04 - Jul06   Jul04 - Mar06     Jul04 - Sep05    Jul04 - May05

CLASS A-2B2

          100.00000             25                25              25                25               25


                WAL          23.26              4.03            3.00              1.75             1.37

           MOD DURN          19.98              3.94            2.95              1.74             1.36
   PRINCIPAL WINDOW  Aug22 - Jun32     Jul06 - Jun12   Mar06 - Sep10     Sep05 - Sep06    May05 - Feb06

CLASS A-2B3

          100.00000             50                50              50                50               50


                WAL          28.33              8.35            6.60              2.52             1.78

           MOD DURN          22.80              7.85            6.29              2.48             1.76
   PRINCIPAL WINDOW  Jun32 - Oct32     Jun12 - Oct12   Sep10 - Jan11     Sep06 - Mar07    Feb06 - Apr06

CLASS M-1

          100.00000             60                60              60                60               60


                WAL          25.57              5.51            4.75              3.52             2.00

           MOD DURN          20.72              5.26            4.58              3.44             1.98
   PRINCIPAL WINDOW  Feb25 - Oct32     Sep07 - Oct12   Jan08 - Jan11     Mar07 - Jun08    Apr06 - Sep06

 CLASSM-2

          100.00000            130               130             130               130              130


                WAL          25.57              5.48            4.58              4.02             2.50

           MOD DURN          19.01              5.11            4.33              3.84             2.43
   PRINCIPAL WINDOW  Feb25 - Oct32     Aug07 - Oct12   Sep07 - Jan11     Apr08 - Jun08    Sep06 - Jan07

 CLASS M-3

          100.00000            150               150             150               150              150


                WAL          25.57              5.48            4.52              3.82             2.61

           MOD DURN          18.56              5.06            4.25              3.65             2.53
   PRINCIPAL WINDOW  Feb25 - Oct32     Jul07 - Oct12   Sep07 - Jan11     Jan08 - Jun08    Jan07 - Jan07

 CLASS B-1

          100.00000            200               200             200               200              200


                WAL          25.57              5.47            4.50              3.67             2.61

           MOD DURN          17.49              4.97            4.17              3.46             2.51
   PRINCIPAL WINDOW  Feb25 - Oct32     Jul07 - Oct12   Aug07 - Jan11     Nov07 - Jun08    Jan07 - Jan07

 CLASS B-2

          100.00000            230               230             230               230              230


                WAL          25.57              5.47            4.49              3.57             2.61

           MOD DURN          16.89              4.92            4.13              3.35             2.49
   PRINCIPAL WINDOW  Feb25 - Oct32     Jul07 - Oct12   Aug07 - Jan11     Oct07 - Jun08    Jan07 - Jan07

CLASS B-3

           97.03620            396               438             450               468              496


                WAL          25.57              5.46            4.47              3.49             2.61

           MOD DURN          14.18              4.63            3.91              3.15             2.41
   PRINCIPAL WINDOW  Feb25 - Oct32     Jul07 - Oct12   Jul07 - Jan11     Sep07 - Jun08    Jan07 - Jan07


(1)  Assumes 6/15/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                            YIELD TABLE (TO CALL)(1)


                             0%             80%            100%             150%             200%
                        PRICING SPEED  PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED
                           TO CALL        TO CALL         TO CALL          TO CALL          TO CALL
                           -------        -------         -------          -------          -------
                            YIELD          YIELD           YIELD            YIELD            YIELD
                            -----          -----           -----            -----            -----

 CLASS B-4

           70.83568             7.69           13.45           15.02           17.21            19.89


                WAL            25.24            4.96            4.05            3.22             2.61

           MOD DURN            11.84            3.86            3.27            2.70             2.20
   PRINCIPAL WINDOW    Feb25 - Aug32   Jul07 - May12   Jul07 - Sep10   Jul07 - Apr08    Jan07 - Jan07


(1)  Assumes 6/15/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                     DISCOUNT MARGIN TABLE (TO MATURITY)(1)


                          0%                80%               100%              150%             200%
                     PRICING SPEED     PRICING SPEED     PRICING SPEED     PRICING SPEED    PRICING SPEED
                      TO MATURITY       TO MATURITY       TO MATURITY       TO MATURITY      TO MATURITY
                      -----------       -----------       -----------       -----------      -----------
                      DISC MARGIN       DISC MARGIN       DISC MARGIN       DISC MARGIN      DISC MARGIN
                      -----------       -----------       -----------       -----------      -----------
CLASS A-1B

          100.00000             45                 48               49                 45               45


                WAL          17.86               3.14             2.45               1.26             0.97

           MOD DURN          15.29               3.01             2.38               1.25             0.97
   PRINCIPAL WINDOW  Jul04 - Feb34      Jul04 - Dec22    Jul04 - Jun19      Jul04 - Mar07    Jul04 - Apr06
CLASS A-2B1

          100.00000             12                 12               12                 12               12


                WAL          11.82               1.18             1.00               0.72             0.57

           MOD DURN          10.96               1.18             1.00               0.72             0.57
   PRINCIPAL WINDOW  Jul04 - Aug22      Jul04 - Jul06    Jul04 - Mar06      Jul04 - Sep05    Jul04 - May05
CLASS A-2B2

          100.00000             25                 25               25                 25               25


                WAL          23.26               4.03             3.00               1.75             1.37

           MOD DURN          19.98               3.94             2.95               1.74             1.36
   PRINCIPAL WINDOW  Aug22 - Jun32      Jul06 - Jun12    Mar06 - Sep10      Sep05 - Sep06    May05 - Feb06
CLASS A-2B3

          100.00000             51                 62               63                 50               50


                WAL          28.85              11.30             9.13               2.52             1.78

           MOD DURN          23.13              10.32             8.48               2.48             1.76
   PRINCIPAL WINDOW  Jun32 - Jan34      Jun12 - Jul22    Sep10 - Feb19      Sep06 - Mar07    Feb06 - Apr06
CLASS M-1

          100.00000             60                 63               63                 69               60


                WAL          25.71               6.13             5.28               5.28             2.00

           MOD DURN          20.80               5.78             5.04               5.03             1.98
   PRINCIPAL WINDOW  Feb25 - Dec33      Sep07 - Jul19    Jan08 - Oct17      Mar07 - Mar15    Apr06 - Sep06
 CLASSM-2

          100.00000            130                135              135                139              132


                WAL          25.70               6.07             5.06               4.75             2.56

           MOD DURN          19.08               5.57             4.72               4.49             2.49
   PRINCIPAL WINDOW  Feb25 - Dec33      Aug07 - Feb19    Sep07 - May16      Apr08 - Jan12    Sep06 - May07
 CLASS M-3

          100.00000            150                155              155                155              185


                WAL          25.69               5.97             4.92               4.09             5.17

           MOD DURN          18.62               5.45             4.58               3.88             4.78
   PRINCIPAL WINDOW  Feb25 - Sep33      Jul07 - Apr17    Sep07 - Aug14      Jan08 - Nov10    May07 - Feb12
 CLASS B-1

          100.00000            200                206              206                205              244


                WAL          25.68               5.88             4.83               3.89             4.90

           MOD DURN          17.54               5.28             4.43               3.65             4.51
   PRINCIPAL WINDOW  Feb25 - Aug33      Jul07 - Apr16    Aug07 - Nov13      Nov07 - May10    Nov08 - Dec09
 CLASS B-2

          100.00000            230                235              235                235              271


                WAL          25.66               5.78             4.74               3.73             4.16

           MOD DURN          16.93               5.15             4.32               3.49             3.85
   PRINCIPAL WINDOW  Feb25 - Jun33      Jul07 - Mar15    Aug07 - Dec12      Oct07 - Oct09    May08 - Nov08
 CLASS B-3

           97.03620            396                440              452                470              514


                WAL          25.61               5.58             4.56               3.55             3.70

           MOD DURN          14.19               4.71             3.97               3.21             3.32
   PRINCIPAL WINDOW  Feb25 - Apr33      Jul07 - May14    Jul07 - Apr12      Sep07 - Apr09    Nov07 - May08


(1)  Assumes 6/15/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                          YIELD TABLE (TO MATURITY)(1)

                             0%               80%            100%             150%             200%
                        PRICING SPEED    PRICING SPEED   PRICING SPEED    PRICING SPEED    PRICING SPEED
                         TO MATURITY      TO MATURITY     TO MATURITY      TO MATURITY      TO MATURITY
                         -----------      -----------     -----------      -----------      -----------
                            YIELD            YIELD           YIELD            YIELD            YIELD
                            -----            -----           -----            -----            -----
 CLASS B-4

           70.83568             7.69             13.45           15.02           17.21            16.92


                WAL            25.24              4.96            4.05            3.22             3.31

           MOD DURN            11.84              3.86            3.27            2.70             2.76
   PRINCIPAL WINDOW    Feb25 - Aug32     Jul07 - May12   Jul07 - Sep10   Jul07 - Apr08    Jul07 - Nov07


(1)  Assumes 6/15/04 settlement date


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


BREAKEVEN CDR TABLE

The tables below display the Constant Default Rate ("CDR"), and the related cumulative collateral loss, that can be sustained without the referenced Class incurring a writedown. Calculations are run to maturity at both static (1ML = 1.125%, 6ML = 1.605%) and forward LIBOR, and at varying loss severity percentages. Other assumptions include: (1) prepayment speed at 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans,
(2) 0 month lag from default to loss, (3) 100% P&I advancing, (4) triggers fail (i.e., no stepdown):

                                         STATIC LIBOR                 FORWARD LIBOR
                                         ------------                 -------------
                               35% LOSS     45% LOSS        55% LOSS     35% LOSS          45% LOSS      55% LOSS
                               SEVERITY     SEVERITY        SEVERITY     SEVERITY          SEVERITY      SEVERITY
                               --------     --------        --------     --------          --------      --------
CLASS M-1      CDR Break       32.098%      23.500%         18.522%      29.763%           21.479%       16.773%
               Cum Loss        19.21%       20.35%          21.16%       18.38%            19.19%        19.74%
CLASS M-2      CDR Break       21.379%      16.204%         13.042%      18.857%           14.100%       11.250%
               Cum Loss        14.86%       15.73%          16.35%       13.65%            14.21%        14.59%
CLASS M-3      CDR Break       18.490%      14.147%         11.456%      15.934%           12.037%       9.667%
               Cum Loss        13.45%       14.23%          14.78%       12.11%            12.59%        12.92%
CLASS B-1      CDR Break       16.105%      12.416%         10.099%      13.570%           10.342%       8.347%
               Cum Loss        12.18%       12.88%          13.36%       10.74%            11.16%        11.45%
CLASS B-2      CDR Break       14.531%      11.249%         9.176%       12.087%           9.263%        7.507%
               Cum Loss        11.29%       11.92%          12.36%       9.82%             10.21%        10.47%
CLASS B-3      CDR Break       12.288%      9.582%          7.849%       10.277%           7.944%        6.452%
               Cum Loss        9.93%        10.47%          10.85%       8.64%             8.99%         9.19%
CLASS B-4      CDR Break       10.914%      8.573%          7.062%       8.764%            6.818%        5.578%
               Cum Loss        9.05%        9.56%           9.92%        7.59%             7.89%         8.09%


                                  (LINE GRAPH)


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)

COMPUTATIONAL MATERIALS FOR
MERRILL LYNCH MORTGAGE INVESTORS, INC.,
SERIES 2004-WMC4


                                  EXCESS SPREAD

The table below displays excess spread in bps. Calculations are run to call at both static (1ML = 1.125%, 6ML = 1.605%) and forward LIBOR. Excess spread means the per annum rate equal to 12 times the quotient of (x) the difference between
(a) the total scheduled interest of the mortgage loans based on the Net Mortgage Rates in effect on the related due date minus (b) the total interest due on the Offered Certificates and the Class B-4 Certificates, divided by (y) the aggregate principal balance of the Offered Certificates and the Class B-4 Certificates as of the first day of the applicable accrual period multiplied by 30 and divided by the actual number of days in the related accrual period. Other assumptions include: (1) prepayment speed is 20% HEP for the fixed rate mortgage loans and 100% PPC for the adjustable rate mortgage loans, (2) no defaults and no losses:

                          EXCESS SPREAD IN BPS               EXCESS SPREAD IN BPS
   PERIOD                   (STATIC LIBOR)                     (FORWARD LIBOR)
   ------                   --------------                     ---------------
  Avg yr1                        373                                353
  Avg yr2                        398                                268
  Avg yr3                        423                                306
  Avg yr4                        425                                336
  Avg yr5                        444                                328

            EXCESS                         EXCESS               EXCESS                             EXCESS
          SPREAD IN                       SPREAD IN            SPREAD IN                         SPREAD IN
             BPS      1 MONTH  6 MONTH       BPS                  BPS      1 MONTH    6 MONTH       BPS
           (STATIC    FORWARD  FORWARD    (FORWARD              (STATIC     FORWARD    FORWARD    (FORWARD
 PERIOD     LIBOR)     LIBOR     LIBOR      LIBOR)    PERIOD     LIBOR)     LIBOR      LIBOR        LIBOR)
 ------     ------     -----     -----      ------    ------     ------     -----      -----        ------
  1          230      1.1250%   1.6050%      230         41        412      5.3253%     5.5090%      330
  2          375      1.3720%   1.8302%      375         42        438      5.3908%     5.5548%      356
  3          375      1.5581%   1.9921%      375         43        416      5.4277%     5.5942%      322
  4          396      1.7332%   2.1574%      396         44        417      5.4669%     5.6340%      318
  5          374      1.8985%   2.3308%      374         45        467      5.5256%     5.6749%      394
  6          395      2.0687%   2.4915%      396         46        419      5.5520%     5.7116%      326
  7          374      2.2378%   2.6554%      374         47        444      5.5783%     5.7482%      355
  8          373      2.4087%   2.8165%      358         48        422      5.6346%     5.7883%      317
  9          442      2.5732%   2.9634%      410         49        447      5.6625%     5.8214%      346
 10          372      2.7228%   3.1122%      326         50        424      5.6941%     5.8588%      311
 11          394      2.8771%   3.2490%      332         51        425      5.7463%     5.8933%      317
 12          372      3.0332%   3.3747%      295         52        450      5.7689%     5.9229%      346
 13          393      3.1607%   3.5048%      304         53        427      5.7954%     5.9553%      310
 14          371      3.2941%   3.6323%      270         54        452      5.8419%     5.9861%      337
 15          370      3.4430%   3.7455%      255         55        428      5.8700%     6.0148%      301
 16          391      3.5575%   3.8675%      265         56        429      5.9003%     6.0465%      298
 17          369      3.6439%   3.9624%      235         57        511      5.9381%     6.0734%      415
 18          390      3.7838%   4.0655%      242         58        434      5.9547%     6.1026%      309
 19          368      3.8967%   4.1714%      210         59        459      5.9718%     6.1326%      339
 20          369      3.9923%   4.2565%      203         60        436      6.0125%     6.1616%      301
 21          492      4.1136%   4.3386%      374         61        461      6.0410%     6.1886%      330
 22          416      4.1712%   4.4171%      287         62        438      6.0708%     6.2182%      294
 23          438      4.2470%   4.4912%      303         63        439      6.1050%     6.2413%      300
 24          414      4.3650%   4.5639%      266         64        465      6.1237%     6.2630%      330
 25          436      4.4264%   4.6368%      284         65        441      6.1461%     6.2895%      295
 26          412      4.4634%   4.7004%      256         66        467      6.1777%     6.3115%      323
 27          411      4.5703%   4.7741%      302         67        443      6.1953%     6.3354%      288
 28          434      4.6295%   4.8390%      323         68        445      6.2163%     6.3614%      285
 29          409      4.6752%   4.8985%      290         69        526      6.2444%     6.3833%      395
 30          432      4.7689%   4.9583%      306         70        447      6.2654%     6.4077%      287
 31          408      4.8269%   5.0178%      273         71        473      6.2854%     6.4314%      316
 32          406      4.8791%   5.0705%      268         72        450      6.3134%     6.4530%      280
 33          483      4.9620%   5.1280%      414         73        476      6.3353%     6.4742%      309
 34          407      4.9989%   5.1762%      315         74        452      6.3574%     6.4980%      274
 35          429      5.0244%   5.2219%      340         75        454      6.3824%     6.5170%      279
 36          404      5.1031%   5.2751%      301         76        480      6.3978%     6.5346%      309
 37          427      5.1464%   5.3224%      325         77        457      6.4166%     6.5559%      274
 38          402      5.1783%   5.3690%      286         78        484      6.4403%     6.5745%      304
 39          407      5.2513%   5.4197%      335         79        460      6.4575%     6.5943%      270
 40          433      5.2894%   5.4652%      364


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.


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